                                                                    EXHIBIT 10.9

                       SERVICING AND CUSTODIAL AGREEMENT


                              Dated March 14, 1997



                                     among


                  ATHERTON FRANCHISEE LOAN FUNDING 1997-A LLC,
                                   as Issuer


                             BANKERS TRUST COMPANY,
                           as Servicer and Custodian


                         ATHERTON CAPITAL INCORPORATED,
                              as Servicing Advisor


                                      and


                        FIRST BANK NATIONAL ASSOCIATION,
                              as Indenture Trustee

                               TABLE OF CONTENTS

                                                                                          Page
                                       ARTICLE 1
                                      DEFINITIONS

SECTION 1.1.   Defined Terms.............................................................   2

                                        ARTICLE 2
                       ADMINISTRATION, SERVICING AND CUSTODY OF LOANS

SECTION 2.1.   The Servicer to Act as the Servicer; Servicing
               Advisor to Act as the Servicing Advisor...................................   3
SECTION 2.2.   Collection of Loan Payments and Remittances;
               Collection Account........................................................   4
SECTION 2.3.   Records...................................................................   6
SECTION 2.4.   No Offset.................................................................   7
SECTION 2.5.   Servicing Compensation; Reimbursement for Advances........................   7
SECTION 2.6.   [Reserved]................................................................   7
SECTION 2.7.   Nonpetition Covenant......................................................   7
SECTION 2.8.   Fidelity Bond and Errors and Omissions Coverage...........................   8
SECTION 2.9.   [Reserved]................................................................   8
SECTION 2.10.  Custodial Duties..........................................................   8
SECTION 2.11.  Servicing Standards and Procedures........................................   9
SECTION 2.12.  Servicing Advisor Duties..................................................  18

                                        ARTICLE 3
                                  STATEMENTS AND REPORTS

SECTION 3.1.   Reporting by the Servicer.................................................  18
SECTION 3.2.   Rule 144A Information.....................................................  21
SECTION 3.3.   Annual Accountants' Reports...............................................  21

                                        ARTICLE 4
                    THE SERVICER, THE CUSTODIAN AND THE SERVICING ADVISOR

SECTION 4.1.   Representations and Warranties Concerning the Servicer,
               the Custodian and the Servicing Advisor...................................  22
SECTION 4.2.   [Reserved]................................................................  23
SECTION 4.3.   Performance of Obligations................................................  23
SECTION 4.4.   Merger; Resignation and Assignment; Status and Qualification..............  26
SECTION 4.5.   Servicer and Servicing Advisor Not to Resign..............................  27
SECTION 4.6.   Termination of Custodian..................................................  28

                                   ARTICLE 5
                                    DEFAULT

SECTION 5.1.     Defaults.............................................. 28
SECTION 5.2.     No Effect on Other Parties............................ 31
SECTION 5.3.     Rights Cumulative..................................... 32

                                   ARTICLE 6
                            MISCELLANEOUS PROVISIONS

SECTION 6.1.     Termination of Agreement.............................. 32
SECTION 6.2.     Amendment............................................. 33
SECTION 6.3.     Governing Law......................................... 33
SECTION 6.4.     Notices............................................... 33
SECTION 6.5.     Severability of Provisions............................ 34
SECTION 6.6.     Inspection and Audit Rights........................... 34
SECTION 6.7.     Binding Effect; Limited Rights of Others.............. 35
SECTION 6.8.     Control by Majority Affected Noteholders.............. 35
SECTION 6.9.     The Credit Enhancer................................... 36
SECTION 6.10.    Article and Section Headings.......................... 36
SECTION 6.11.    Counterparts.......................................... 36

Appendix A -  Definitions

Schedule 1 -  Loan Submission Summary

Schedule 2 -  Form of Request for Release

     SERVICING AND CUSTODIAL AGREEMENT, dated March 14, 1997 (the "Agreement"), by and among ATHERTON FRANCHISEE LOAN FUNDING 1997-A LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein, together with its successors and assigns, called the "Issuer"), BANKERS TRUST COMPANY, a New York banking corporation (herein, together with its successors and assigns, in its capacity as servicer called the "Servicer" and in its capacity as custodian called the "Custodian"), ATHERTON CAPITAL INCORPORATED, a Delaware corporation, as servicing advisor (the "Servicing Advisor"), and FIRST BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Indenture Trustee").


                             PRELIMINARY STATEMENT
                             ---------------------

     WHEREAS, the Issuer has entered into an Indenture of Trust (the "Indenture") dated as of the date of this Agreement with the Indenture Trustee, as trustee, pursuant to which the Issuer has issued its Atherton Franchisee Loan Notes, Series 1997-A, Class A-1, its Atherton Franchisee Loan Notes, Series 1997-A, Class A-2, its Atherton Franchisee Loan Notes, Series 1997-A, Class B and its Atherton Franchisee Loan Notes, Series 1997-A, Class C (collectively, the "Notes"), on the terms and in the amounts described therein. Pursuant to the Indenture, as security for the indebtedness represented by the Notes, the Issuer is and will be Granting to the Indenture Trustee on behalf of the Noteholders and the Credit Enhancer, the Trust Estate, which includes, among other things, the Loans and the Loan Collateral, its rights under this Agreement, the Collection Account and all proceeds of the foregoing.

     WHEREAS, the parties desire to enter into this Agreement to provide, among other things, for the Custodian to hold custody of the Loans, for the servicing of the Loans by the Servicer and for the Servicing Advisor to provide servicing advice and assistance with respect to the servicing of the Loans. The Custodian, Servicer and the Servicing Advisor acknowledge that, in order to further secure the Notes, the Issuer is and will be Granting to the Indenture Trustee, among other things, this Agreement, and the Servicer, the Custodian and the Servicing Advisor agree that all covenants and agreements made by each of them herein with respect to the Loans securing the Notes shall also be for the benefit and security of the Indenture Trustee, the Credit Enhancer and the Noteholders. For its services hereunder, the Servicer, the Custodian and the Servicing Advisor will each receive the compensation specified herein.

     NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Issuer, the Custodian, the Servicer, the Servicing Advisor and the Indenture Trustee agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

     SECTION 1.1. Defined Terms.
                  -------------

     (a) For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Appendix A hereto which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Appendix, and Exhibit references contained in this Agreement are references to Sections, Appendices, and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE 2

                ADMINISTRATION, SERVICING AND CUSTODY OF LOANS
                ----------------------------------------------

     SECTION 2.1. The Servicer to Act as the Servicer; Servicing Advisor to Act
                  ------------------------------------------------------
as the Servicing Advisor.
------------------------

     (a) Engagement of the Servicer and Servicing Advisor. The Servicer and the
         ------------------------------------------------
Servicing Advisor, pursuant to this Agreement, shall service the Loans as provided herein and in accordance with the servicing standards described in
Section 2.11(a). In furtherance thereof, the Servicer shall have full power and authority, acting alone and subject only to the specific requirements and prohibitions of this Agreement and the servicing standards described in Section 2.11(a), to do and take any and all actions, or (subject to the provisions herein, including, without limitation, Section 2.10 hereof) to refrain from taking any such actions and to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, calculating and compiling information required in connection with any report to be delivered pursuant to this Agreement, and any and all actions and things related to charging interest at the Default Rate or Late Payment Charges, as contemplated by the servicing standards described in
Section 2.11(a). Without limiting the generality of the foregoing, but subject to the provisions of the Indenture and this Agreement, the Servicer is hereby authorized and empowered by the Issuer to execute and deliver, in the Servicer's own name, on behalf of the Issuer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Loans and with respect to the Collateral. Notwithstanding the foregoing, except as expressly provided herein or in connection with any repurchase or substitution of a Loan in accordance with the Indenture, the Servicer shall not release or waive the right to collect the stated, non-default rate of interest on, the unpaid balance of, or any Loan Yield Maintenance Amount payable in respect of any Loan.

     (b) List of Officers.  Promptly after the execution and delivery of this
         ----------------
Agreement, the Servicer, the Custodian and the Servicing Advisor each shall deliver to the Issuer, the Credit Enhancer and the Indenture Trustee a list of their respective officers involved in, or responsible for, the administration and servicing of the Loans, the maintenance of the Loan Files and the performance of their respective obligations under this Agreement, which list shall from time to time be updated by the Servicer, the Custodian and the Servicing Advisor, respectively, on request of the Indenture Trustee or the Credit Enhancer.

     (c) Actions to Perfect Security Interests.  The Servicer shall file UCC
         -------------------------------------
financing statements in order to maintain the security interests granted by the Borrowers under the respective Loans. The Issuer shall file or cause to be filed the financing statements on Form UCC-1 and assignments of financing statements on Form UCC-3 required to be filed in connection with the Loan Sale and Purchase Agreements relating to the Loans, the Indenture and the transactions contemplated thereby and shall prepare and deliver to the Indenture Trustee, the Credit Enhancer and the Rating Agencies the UCC filing lists contemplated by Section 3.3 of the Indenture.

     (d) Actions to Maintain Insurance. The Servicer shall cause to be
         -----------------------------
maintained, at the Servicer's cost and expense (subject to reimbursement as provided in Section 2.5 hereof) if not maintained by any Borrower, in respect of each Loan the Insurance Policies referred to in the Security Agreement therefor. The Servicer acknowledges that to the extent that it is named as "loss payee" or "additional insured" under any Insurance Policies with respect to any Loan it is so named in its capacity as the Servicer, it shall within 1 Business Day deposit in the Collection Account or any related REO Account (as defined in Section 2.11(h)(2) hereof), as appropriate, any Insurance Proceeds received by the Servicer under such Insurance Policies. The Servicer shall use its commercially reasonable efforts to cause the Indenture Trustee to be named as "loss payee" under all Insurance Policies at the time of renewal or replacement.

     (e) In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.1(d), it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers, and provided that the provider of such blanket policy provides comparable policies for such purpose to comparable servicers, and is rated by A.M. Best Company A:VIII or higher; provided, however, that any such blanket policy shall be reasonably acceptable to the Credit Enhancer. If (i) such policy contains a deductible clause, (ii) there shall have been a loss that would have been covered by such a policy, and (iii) there shall not have been maintained on the related Mortgaged Property a policy complying with the related Loan Agreement, then the Servicer shall deposit in the Collection Account an amount equal to such deductible, and deliver to the Issuer, the Indenture Trustee, the Credit Enhancer and the Servicing Advisor an Authorized Officer's Certificate describing the calculation of such amount. In connection with its activities as administrator and servicer of the Loans, the Servicer agrees to present, on behalf of itself, the Indenture Trustee and the Credit Enhancer, claims under any such blanket policy.

     SECTION 2.2. Collection of Loan Payments and Remittances; Collection
                  -------------------------------------------------------
Account.
-------

     (a) Collection of Payments.  The Servicer shall use its reasonable best
         ----------------------
efforts to cause the collection of all payments called for under the terms and provisions of each Loan and to cause each Borrower to make all payments directly to the Servicer for deposit into the Collection Account. In addition to any other customary services which the Servicer may perform, the Servicer shall perform the following servicing and collection supervision activities:

         (1) perform standard accounting services and general recordkeeping services with respect to the Loans;

         (2) respond to any telephone and written inquiries of Borrowers concerning the Loans;

         (3) keep Borrowers informed of the proper place and method for making payments with respect to the Loans;

         (4) contact Borrowers to effect collection and to discourage delinquencies in the payment of Loans, doing so by any lawful means, including, but not limited to, the following:

              (i)  transmittal of routine past due notices;

              (ii) preparing and mailing collection letters;

              (iii)      contacting delinquent Borrowers by telephone to
                          encourage payment;

              (iv) transmittal of reminder notices to delinquent Borrowers; and

              (v)  initiating and pursuing foreclosure actions deemed necessary by the Servicer;

         (5)  report tax information to Borrowers, if any, as required by law;
              and

         (6) take such other action as may be reasonably necessary or appropriate to carry out the duties and obligations imposed upon the Servicer pursuant to the terms of this Section.

     The Servicer shall deposit upon receipt thereof all payments received in connection with each Loan, including Scheduled Payments, Prepayment Amounts, Insurance Proceeds, Condemnation Proceeds, and proceeds of any Liquidated Loan received by it, into the Collection Account. All such amounts shall be deposited to the Collection Account no later than the Business Day immediately following receipt thereof by the Servicer.

     (b) No Commingling. The Servicer shall not commingle with its own assets
         --------------
and shall keep separate, segregated and appropriately marked and identified all Loan Documents, Loans or any property comprising any part of the Trust Estate that come into the possession of the Servicer, and for such time, if any, as such Loans, Loan Collateral or property are in the possession or control of the Servicer, the Servicer shall hold the same in trust for the benefit of the Indenture Trustee, the Noteholders and the Credit Enhancer (or, following termination of the Indenture, for the benefit of the Issuer).

     (c) Misdirected Payments. In the event the Servicing Advisor receives any
         --------------------
payments in respect of the Loans, the Servicing Advisor shall hold such payments in trust for the benefit of the Indenture Trustee, the Noteholders and the Credit Enhancer (or, following termination of the Indenture, for the benefit of the Issuer) and, no later than the Business Day following such receipt, remit such payments to the Servicer for deposit into the Collection Account.

     SECTION 2.3.  Records.
                   -------
     The Servicer shall retain all data (including, without limitation, computerized records) relating directly to or maintained in connection with the servicing of the Loans at the Corporate Trust Office. If the rights of the Servicer shall have been terminated in accordance with Section 5.1 or if this Agreement shall have been terminated pursuant to Section 6.1(b), the Servicer shall deliver to the Indenture Trustee all data (whether maintained directly by the Servicer or maintained on behalf of the Servicer by the Servicing Advisor including, without limitation, computerized records) necessary for the servicing of the Loans. If the rights of the Servicer shall have been terminated in accordance with Section 5.1 or if this Agreement shall have been terminated pursuant to Section 6.1(b), the Servicer shall, upon demand of the Indenture Trustee or the Credit Enhancer (or, if the Credit Enhancer is in default under the Credit Enhancement Policy, any Noteholder representing a Majority-In-Interest of Notes), in the case of Section 5.1, or of the successor to the rights of the Issuer, in the case of Section 6.1(b), deliver to the Indenture Trustee all data (including, without limitation, computerized records) necessary for the servicing of the Loans. In addition to delivering such data, the Servicer shall, at its expense (or at the expense of the Issuer's successor in the event of termination under Section 6.1(b)), use its best efforts to effect the orderly and efficient transfer of the servicing of the Loans with respect to which such termination shall have occurred to the party which will be assuming responsibility for such servicing, including, without limitation, directing Borrowers to remit Scheduled Payments and all other payments in respect of the Loans to an account or address designated by, with the consent of the Credit Enhancer, the Indenture Trustee or such new servicer. The provisions of this paragraph shall not require the Servicer to transfer any proprietary material or computer programs unrelated to the servicing of the Loans.

     SECTION 2.4.  No Offset.
                   ---------

     Prior to the termination of this Agreement, the obligations of the Servicer under this Agreement shall not be subject to, and the Servicer hereby waives, any defense, counterclaim or right of offset which the Servicer has or may have against the Issuer or the Indenture Trustee, whether in respect of this Agreement, any Loan or otherwise.

     SECTION 2.5.  Servicing Compensation; Reimbursement for Advances.
                   --------------------------------------------------
     As compensation for the performance of its obligations under this Agreement, the Servicer shall be entitled to receive the Servicing Fee from the Issuer on each Payment Date out of amounts released by the Indenture Trustee from the Collection Account on such Payment Date pursuant to Section 5.2(c) of the Indenture. Each of the Servicer and the Servicing Advisor shall be entitled to reimbursement pursuant to the Indenture of funds advanced by the Servicer or the Servicing Advisor in respect of expenses in connection with the Loans (whether for maintaining insurance, protecting or maintaining collateral, or otherwise), if any, during the related Due Period. In addition, the Servicer or the Servicing Advisor or Servicing Advisor shall be entitled to reimbursements for such advances made by the Servicer or the Servicing Advisor from recoveries. Such reimbursements from recoveries may be made by the Servicer netting the unreimbursed advanced amount from recoveries or by remittance from the Indenture Trustee in respect of recoveries received by the Indenture Trustee. The Servicer shall notify the Credit Enhancer in writing when the aggregate reimbursable expenses so advanced by the Servicer and the Servicing Advisor with respect to a particular Loan exceeds $35,000 in the aggregate.

     The Servicer shall pay the Servicing Advisor Fee to the Servicing Advisor on a monthly basis from its Servicing Fee.

     SECTION 2.6.  [Reserved].
                   ----------

     SECTION 2.7.  Nonpetition Covenant.
                   --------------------
     None of the Servicer, the Custodian or the Servicing Advisor shall, prior to the date that is one year and one day after the payment in full of all Outstanding Notes, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Managing Member under any Bankruptcy Law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Managing Member or any substantial part of the property of either, or ordering the winding up or liquidation of the affairs of the Issuer or the Managing Member.

     SECTION 2.8.  Fidelity Bond and Errors and Omissions Coverage.
                   -----------------------------------------------
     On the Closing Date and for the term hereof, the Servicer shall, at its own expense, maintain and keep in full force and effect (i) fidelity insurance (ii) theft of document insurance and (iii) forgery insurance.

     SECTION 2.9.  [Reserved]
                   ----------

     SECTION 2.10. Custodial Duties.
                   ----------------

     (a)  Custody of Loan Documentation.  The Indenture Trustee hereby appoints
          -----------------------------
Bankers Trust Company as Custodian of the Loan Files and Bankers Trust Company hereby accepts such appointment. The Custodian shall take possession of the Loan File relating to each Loan solely as the custodian for, and bailee of, the Indenture Trustee and the Credit Enhancer in accordance with the terms and conditions of this Agreement. The Custodian shall hold the Loan Files in trust solely for the benefit of the Indenture Trustee and the Credit Enhancer.

     (b)  List of Loans. The Custodian shall maintain a complete list of the
          -------------
Loans serviced hereunder, as such list may be amended from time to time, and provide copies of such list to the Issuer, the Indenture Trustee, the Credit Enhancer, the Servicer and the Servicing Advisor upon reasonable request.

     (c)  Certification.  On the Closing Date, the Custodian shall provide
          -------------
certification in the form attached hereto as Schedule 3. Upon delivery to the Custodian of any Loan File, together with a Loan Submission Summary in the form of Schedule 1 hereto, the Custodian shall review the same and provide to the Issuer, the Indenture Trustee and the Credit Enhancer, within 20 Business Days, the certification specified in Schedule 1 hereto indicating that (i) all the documents required to be contained in the Loan File, have been delivered, or a list of the exceptions to the documents required to be delivered, and (ii) the Custodian holds such documents solely on behalf of the Indenture Trustee and the Credit Enhancer, pursuant to this Agreement.

     (d) Obligation. Subject to the terms of this Agreement, the Custodian,
         ----------
either directly or by acting through an agent, nominee or subcustodian, shall hold all documents relating to any Loan File that come into its possession for the exclusive use and benefit of the Indenture Trustee and the Credit Enhancer and shall make disposition thereof only in accordance with the terms of Section
8.3 of the Indenture. The Custodian shall segregate and maintain continuous custody of all such documents received by it in secure facilities in accordance with customary standards for such custody and shall not release such documents or transfer such documents to any other party, including any subcustodian, without the express written consent of the Indenture Trustee.

     (e) Fees Paid by Servicer. The Servicer shall pay mutually agreed upon fees
         ---------------------
to the Custodian. The Servicer shall be responsible for any fees of any Custodian, nominee, subcustodian or agent.

     (f) Certain Rights of the Custodian.  In the absence of bad faith or gross
         -------------------------------
negligence the Custodian conclusively may rely on and shall be protected in acting or refraining from acting when doing so, in each case in accordance with any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties, and the Custodian need not investigate any facts stated therein.

     Before the Custodian acts or refrains from acting, it may require an Officer's Certificate or Opinion of Counsel, or both, and the Custodian shall not be liable for any action it takes, suffers or omits in reliance on either thereof; the Custodian may consult with counsel, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of the legality of any action taken, suffered or omitted by the Custodian hereunder in good faith and in reliance thereon.

     The Custodian shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Custodian in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit.

     The Custodian shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within the rights or powers conferred upon it by this Agreement.

     SECTION 2.11. Servicing Standards and Procedures.
                   ----------------------------------

     (a) Servicing Standard and Authorization.
         ------------------------------------

     (1) The Servicer shall service and administer the Loans in the best interests and on behalf of the Noteholders and the Credit Enhancer, in accordance with the terms hereof and of the Loan Documents in a manner that is consistent with the standards of prudent lenders servicing loans similar to the Loans and (i) without regard to any relationship that the Servicer or any Affiliate may have with any Borrower or the Issuer, and (ii) without intentionally favoring one class of Securities over any other class of Securities. The Servicer shall service the Loans in accordance with procedures that, to the extent they are consistent with this Agreement, are followed with respect to loans comparable to the Loans and held in portfolios of prudent lenders and, to the extent more exacting, the procedures the Servicer would follow if the Loans were owned by the Servicer. The Servicing Advisor shall perform its duties hereunder in accordance with the terms hereof and of the Loan Documents in a manner that is consistent with the standards of prudent lenders servicing loans similar to the Loans and without regard to any relationship that the Servicing Advisor or any Affiliate thereof may have with any Borrower or the Servicer. The Servicer shall not accelerate or foreclose with respect to any Loan, Mortgaged Property or other real property without (i) consulting in advance with the Credit Enhancer, and (ii) following any instruction provided by the Credit Enhancer.

     Subject to (i) the servicing standards and procedures set forth herein and
(ii) the terms of the respective Loan Documents relating to any Loan, the Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration that it may deem necessary or desirable in its reasonable discretion, including, without limitation, the power and authority to bring actions and defend the interests of the Indenture Trustee and the Issuer in any Loan in order to enforce the terms of the Loan relating to such Loans. The Servicer is hereby authorized and empowered by the Indenture Trustee and the Issuer, as applicable, as attorney-in-fact to execute and deliver or cause to be executed and delivered on behalf thereof (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on each Mortgaged Property and the security interest in all other Loan Collateral relating to any Loan, (ii) subject to Section 2.11(f) below, modifications, waivers, consents or amendments with respect to any Loan Documents, and (iii) subject to Section 2.11(f) below, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge.

     (2) In the event that the Servicer or the Servicing Advisor is uncertain as to which course of action to take the Servicer and the Servicing Advisor shall submit a written request for instruction to (i) the Credit Enhancer, so long as the Class A Notes are Outstanding and no Authorized Officer of the Servicer or the Servicing Advisor has actual knowledge of any default by the Credit Enhancer, or (ii) to the Issuer (a) so long as no Class A Notes are Outstanding and the Class B Notes or the Class C Notes are Outstanding. The Servicer or the Servicing Advisor shall follow any instruction received pursuant to the immediately preceding sentence. Subject to the servicing standards described in Section 2.11(a), if the Servicer shall not have received appropriate instructions within ten days of such delivery of such written request for instruction (or within such shorter period of time as may be specified in such notice) to the Issuer or the Credit Enhancer, as applicable, the Servicer or Servicing Advisor may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as the Servicer or the Servicing Advisor shall deem to be in the best interests of the Indenture Trustee and the Credit Enhancer, and the Servicer or the Servicing Advisor shall have no liability to any Person for such action or inaction except for its own willful misconduct or negligence.

     (b) If the Servicer or the Servicing Advisor believes that any course of action recommended by the Credit Enhancer is inconsistent with the servicing standards specified in Section 2.11(a) hereof or the terms of the related Loan Documents, or could otherwise subject the Servicer or the Servicer to liability under any lender liability law or similar law or principle, it shall so notify the Credit Enhancer. If the Credit Enhancer nonetheless does not change its recommended course of action, the Servicer and the Servicing Advisor shall have no liability to any Noteholder or the Credit Enhancer in connection with any act or failure to act as a result of such course of action subject to the servicing standard specified in Section 2.11(a).

     (c) Maintenance of Records of Taxes, Assessments and Similar Items.
         --------------------------------------------------------------
         With respect to each Loan, the Servicer shall maintain accurate records with respect to any information it receives from the Borrower or Servicing Advisor relating to each related Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien thereon. With respect to each Loan, the Servicer shall maintain accurate records with respect to the status of insurance premiums payable in respect thereof.

     (d) The Servicing Advisor will not cause any collections on the Loans, other than assumption fees or other fees paid to the Servicing Advisor in connection with the servicing of the Loans, that are under its control to be commingled with any monies that are not collections on the Loans.

     (e) Assumption Agreements and Borrower Releases.
         -------------------------------------------

     (1) Promptly after receiving written notice from a Borrower or the Servicing Advisor that such Borrower desires to sell the Collateral and all of the Borrower's interest in the related Mortgaged Property with respect to any Loan and requests that the assumption of such Borrower's obligations under such Loan be permitted pursuant to the related Loan Documents, the Servicer shall send written notice of such Borrower's request, together with any materials received from the Borrower with respect thereto, to the Indenture Trustee, the Issuer, the Credit Enhancer, the Rating Agencies and the Servicing Advisor. The Servicing Advisor shall review all materials provided by the Borrower. At such time as all conditions precedent to an assumption have been met, the Servicing Advisor shall consent to such assumption. In connection with any such assumption, the Servicing Advisor shall not agree to modify, waive or amend any material term of any Loan Documents, except to reflect such assumption and as may be necessary to effect the substitution of liability of the assuming party.

     (2) Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Loan Documents to be delivered to the Custodian for deposit with the Loan Documents for such Loan. Any assumption fee paid in connection with an assumption shall be paid to the Servicing Advisor as compensation for its services in connection with such assumption if such services are provided.

     (3) The Servicer shall review the documentation relating to certain Borrowers that have effectuated transfers or assignments of leases or Franchise Agreements to a single borrowing entity and have requested releases of specified co-borrowers from the Loan Documents. The Custodian shall follow the written instructions of the Servicer with respect to the release of specified co-borrowers on these Loans. The Servicer shall notify the Indenture Trustee, the Issuer, the Rating Agencies and the Credit Enhancer of any such releases.

     (4) The Servicer will not release any obligor under a Loan without the consent of the Credit Enhancer unless such release is required under the terms of such Loan.

     (f) Modifications, Waivers, Amendments and Consents.
         -----------------------------------------------

     (1) Subject to the provisions of Section 2.11(a), this Section 2.11(f) and
Section 4.3(b), the Servicer shall have the right, but not the obligation, to agree to any immaterial modification, waiver, or amendment, of any term of any Loan, or to grant any immaterial consent or approval or to release or discharge any immaterial Collateral with respect to any Loan without the consent of any person. The Servicer shall notify the Credit Enhancer of any such amendments and deliver to the Credit Enhancer an executed copy of such amendments. All modifications, waivers, amendments, consents, approvals, releases, and discharges, shall be in writing and shall be consistent with the servicing standards described in Section 2.11(a).

     (2) The Servicer shall notify the Indenture Trustee, the Issuer, the Servicing Advisor, the Custodian, the Rating Agencies and the Credit Enhancer of any material modification, waiver, amendment, consent, approval, release or discharge with respect to any Loan and the date thereof and shall deliver to the Custodian for deposit with the related Loan Documents an original counterpart of the agreement relating to such modification, waiver, amendment, consent, approval, release or discharge, promptly following the execution thereof.

     (3) The Servicer shall not allow any modification, waiver or amendment of any term of any Loan, without the consent of the Credit Enhancer (unless such modification, waiver or amendment is immaterial, in which case no such consent is required).

     Notwithstanding the foregoing, except as expressly provided herein or in connection with any repurchase or substitution of a Loan in accordance with the Indenture, the Servicer shall not release or waive the right to collect the stated, non-default rate of interest on, the unpaid balance of, or any Loan Yield Maintenance Amount payable in respect of any Loan.

     (g) Realization Upon Defaulted Loans.
         --------------------------------

     (1) Subject to the servicing standard set forth in Section 2.11(a) and this
Section 2.11(g), the Servicer shall send to the Borrower a notice of a default in connection with any payment default of which an Authorized Officer of the Servicer has actual knowledge. With respect to any non-payment default of which an Authorized Officer of the Servicer has actual knowledge, the Servicer shall determine whether to send a notice of default to the related Borrower in accordance with the servicing standards set forth in Section 2.11(a). The Servicer shall deliver a copy of any notice of default to the Credit Enhancer.

     (2) [Reserved].

     (3) The Servicer shall not be required to expend its own funds in connection with any foreclosure or toward the restoration, repair, protection or maintenance of any property or in performing the duties set forth in paragraphs
(3) through (6) of this Section 2.11(g). In connection with the commencement of any proceedings against any Collateral, any Borrower or any guarantor of any Loans, the Servicer shall retain local counsel and comply with all applicable laws in connection therewith and may commence and prosecute any proceeding in respect of such related Loan in the name of and on behalf of the Indenture Trustee and the Issuer.

     (4) Before obtaining title to any Mortgaged Property or any real property in connection with the foreclosure of a Loan, the Servicer shall obtain an environmental assessment report prepared by an experienced Independent environmental assessment firm which regularly conducts environmental audits for purchasers of commercial property (an "Environmental Report"). Notwithstanding any provision to the contrary contained in this Agreement, the

Servicer shall not obtain title to any Mortgaged Property or any real property, as a result of or in lieu of foreclosure, deed in lieu of foreclosure or otherwise, and shall not otherwise acquire possession of, or take any action with respect to, any Mortgaged Property if, as a result of any such action, the Indenture Trustee or the Issuer would be considered to hold title to, to be a "mortgagee-in-possession" of or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer obtained the written consent of the Indenture Trustee, the Issuer and the Credit Enhancer after the Servicer has determined in accordance with the servicing standards set forth in Section 2.11(a) based on an Environmental Report that, as of a date not more than three months prior to obtaining title to a Mortgaged Property:

          (i) such Mortgaged Property is in compliance with applicable Environmental Laws (in the reasonable judgment of such Independent Person based upon all available information) or, if not, that it would be in the best economic interest of the Indenture Trustee and the Issuer to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, and

          (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any Hazardous Substances for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation (in the reasonable judgment of such Independent Person based upon all available information), or if, such Hazardous Substances are present for which such action could be required, it would be in the best economic interest of the Indenture Trustee and the Issuer to take such action with respect to such Mortgaged Property.

In the event that the Environmental Report first obtained by the Servicer hereunder indicates that such Mortgaged Property may not be in compliance with applicable Environmental Laws or that Hazardous Substances may be present but does not definitively establish such fact, the Servicer shall cause such further environmental tests to be conducted as the Servicer shall deem prudent to protect the interests of the Indenture Trustee and the Issuer.

     The Servicer shall promptly forward a copy of each Environmental Report it receives to the Servicing Advisor, the Indenture Trustee, the Credit Enhancer and the Issuer. If any environmental issue with respect to compliance, containment, clean-up or remediation is reported in any such Environmental Report, the Servicer and the Servicing Advisor shall consult with respect thereto, in particular in order to evaluate whether it is in the best economic interest of the Indenture Trustee, the Credit Enhancer and the Issuer to take such actions as are necessary to bring such Mortgaged Property in compliance with any Environmental Law or take such action as may be necessary to contain, clean-up or remediate any Hazardous Substance. After such consultation, the Servicer shall make a written request for instruction together with its recommendation with respect thereto, send such written request to the Credit Enhancer and the Issuer and follow the related instruction it receives from the Credit Enhancer.

     (5) The Servicer shall act on behalf of the Indenture Trustee, the Credit Enhancer and the Issuer, as applicable, in negotiating and taking any other action necessary or appropriate in connection with the sale of any REO Property, including the collection of all amounts payable in connection therewith. If the Servicer shall have negotiated terms and conditions of any proposed disposition of any REO Property, the Servicer shall prepare a written report thereto summarizing such terms and conditions. If neither the Indenture Trustee, the Credit Enhancer nor the Issuer objects in writing to such sale within twenty
(20) Business Days of the date such notice is received by the Indenture Trustee, the Credit Enhancer and the Issuer, or such shorter period as may be specified in the notice that, in the good faith judgment of the Servicer, is necessary to preserve the interests of the Indenture Trustee, the Credit Enhancer and the Issuer in the Collateral, then the REO Property may be sold upon the terms and conditions specified in the written report. Any sale of an REO Property shall be without recourse to, or representation or warranty by the Indenture Trustee, the Issuer, the Seller, the Managing Member, the Custodian, the Servicing Advisor or the Servicer, provided that any contract of sale and conveyance documents may contain limited or special warranties if they are customary in the area in which the REO Property is located and are limited to the period of time in which the Issuer has owned the REO Property, so long as the only recourse for breach thereof is to the Issuer. The Servicer shall prepare, or cause to be prepared, any deed, contract of sale or other instrument of conveyance necessary in connection with the sale of any REO Property and shall provide the same to the Issuer with written direction to the Issuer to execute the same and return it to the Servicer. All proceeds resulting from the disposition of any REO Property shall be transmitted by the Servicer to the applicable REO Account.

     (h) Title and Management of REO Properties.
         --------------------------------------

     (1) In the event that title to any REO Property is acquired by the Servicer on behalf of the Issuer and the Indenture Trustee, the Servicer shall manage, conserve, protect and operate each REO Property for the Issuer and Indenture Trustee solely for the purpose of its prompt disposition and sale in a manner that is commercially reasonable and in the best interest of the Issuer and the Indenture Trustee in accordance with Section 2.11(g) and this Section 2.11(h).

     (2) The Servicer shall establish and maintain with respect to each REO Property a segregated account in the corporate trust department in the name of the Indenture Trustee which shall be an Eligible Account, and shall account separately for funds received or expended with respect to each REO Property (an "REO Account"). Each REO Account is under the lien of the Indenture and part of the Trust Estate.

     (3) The Servicer shall have full power and authority, subject only to this Agreement, to do any and all things in connection with any REO Property as are consistent with the servicing standards set forth in Section 2.11(a). In connection therewith, the Servicer shall deposit or cause to be deposited on a daily basis in the applicable REO Account all revenues received by the Servicer with respect to the related REO Property.

     (i) Custodian to Cooperate; Release of Loan Files.
         ---------------------------------------------

     Upon the payment in full of any Loan in accordance with its terms, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes, the Servicer shall immediately notify the Servicing Advisor, the Indenture Trustee, the Credit Enhancer and the Issuer by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment that are required to be deposited in the Collection Account have been or will be so deposited) of an Authorized Officer of the Servicer and shall request delivery to the Servicer of the related Loan Documents. Upon receipt of such certification and request, the Indenture Trustee shall direct the Custodian in writing to promptly release the related Loan Documents to the Servicer.

     Whenever the Servicer deems it appropriate in connection with its servicing obligations hereunder, the Servicer may request the Custodian to deliver all or any portion of the Loan Documents to the Servicer. Upon receipt of a Request for Release in the form of Schedule 2 hereto, the Custodian shall promptly release and deliver to the Servicer the Loan Documents or portion thereof specified by the Servicer in such Request for Release. The Servicer shall return any such Loan Documents or portion thereof to the Custodian when the Servicer's need therefor no longer exists, unless the related Loan is liquidated or becomes an REO Property, in which case the Servicer shall provide a certificate of an Authorized Officer of the Servicer as described in clause (b) of the following sentence. Upon receipt by the Custodian (a) of such Loan Documents (or portion thereof) from the Servicer, or (b) in the event of a liquidation of the Loan or its becoming an REO Property, of a certificate of an Authorized Officer stating that such Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been deposited or that such Loan has become an REO Property, the Custodian shall acknowledge receipt of the Loan Documents or the certificate of the Servicer specified in clause (b) above.

     (j) Franchisor Relations.
         --------------------

     The Servicer shall review any information that it receives under the terms of the related Loans as to each Borrower's compliance with requirements of the related Franchisor, and shall notify the Indenture Trustee, the Credit Enhancer and the Issuer if the Servicer becomes aware that any Borrower is not in compliance with the requirements of the related Franchisor.

     (k) Franchisee Loan Performance and Relations with Franchisee Borrowers;
         --------------------------------------------------------------------
         Prepayments.
         -----------

     The Servicer shall monitor the fixed charge coverage ratio as reported by the Borrowers and shall notify the Indenture Trustee, the Credit Enhancer and the Issuer if any such ratios fall below those required to be maintained in the related Loan Documents. The Servicer shall respond to inquiries or questions from any Borrower regarding the status of a related Loan, possible changes or modifications thereto, the servicing of such Loan or otherwise relating to the Loans. The Servicer shall review and verify any calculation of the Loan Yield Maintenance Amount payable in connection with a prepayment, and shall notify the Indenture Trustee and the Issuer of any disagreement over such calculation.

     (l) Communications with Investors, Bankers, Rating Agencies.
         -------------------------------------------------------

     The Servicer shall respond to questions from, and provide reasonably requested information to, investors, bankers and rating agencies regarding individual Loans, Borrowers and the pool or a sub-pool of Loans serviced by the Servicer.

     SECTION 2.12.  Servicing Advisor Duties.
                    ------------------------

     The Servicing Advisor shall fulfill its obligations set forth in this Agreement. The Servicer delegates to the Servicing Advisor, and the Servicing Advisor accepts, the obligations of the Servicer set forth in paragraphs (e),
(f), (g), (j), (k) and (l) of Section 2.11 hereof. In performing any delegated obligations of the Servicer, the Servicing Advisor shall be held to the servicing standard of the Servicer described in Section 2.11(a). Such delegation shall remain in effect until such time as the Servicer elects to terminate such delegation in the event that an act or omission of the Servicing Advisor results in a Default hereunder.

     The Servicing Advisor shall monitor the performance of the Servicer and the Custodian under the Servicing Agreement, and shall notify the Indenture Trustee and the Issuer promptly of any breach of the Servicing Agreement by the Servicer or the Custodian of which it becomes aware in the course of such monitoring.


                                   ARTICLE 3

                            STATEMENTS AND REPORTS
                            ----------------------

     SECTION 3.1.  Reporting by the Servicer.
                   -------------------------

     (a) Not later than 11:00 am on the third Business Day preceding each Servicer Report Date, the Servicer shall transmit the information specified below to the Servicing Advisor. Not later than 11:00 am on each Servicer Report Date, the Servicer shall transmit to the Issuer, the Credit Enhancer, the Paying Agent and the Indenture Trustee and, upon written request, to any Securityholder having an initial Aggregate Principal Amount or initial notional amount of at least $10,000,000, and upon receipt the Indenture Trustee shall forward to the Rating Agencies a certificate (the "Servicer's Certificate") setting forth the following information in respect of the Loans:

           (1) (i) except with respect to prepaid, repurchased and Defaulted Loans, the amount of funds which have been deposited in the Collection Account pursuant to Section 5.2(b) of the Indenture as of the immediately preceding Accounting Date with respect to payments due in the preceding Due Period in respect of the Loans together with a breakdown of such total amount by categories (i.e., Loan Payments (including the components thereof), Early Payments, Insurance Proceeds, Condemnation Proceeds and Recoveries), and (ii) with respect to Prepayment Amounts received during the preceding Due Period, the Servicer's

                 Certificate shall set forth with respect to each prepaid, repurchased and Defaulted Loan: (x) the Borrower, loan number, and stated Loan maturity; (y) the date of such Prepayment; and
                 (z) the Prepayment Amount received, specifying the components thereof;

           (2)   the information required by, and in the format specified in,
                 Section 5.6 of the Indenture;

           (3) with respect to each Loan that became a Defaulted Loan during the preceding Due Period or remains a Defaulted Loan as of the last day of the preceding Due Period:

                 (i)  its Borrower, loan number and stated Loan maturity;

                 (ii) the effective date as of which such Loan became a
                      Defaulted Loan;

                (iii) the Prepayment Amount for such Defaulted Loan, specifying the components thereof;

                 (iv) the amount of any Recoveries with respect to such
                      Defaulted Loan;

                 (v) the cumulative amount of Recoveries for all Defaulted Loans deposited in the Collection Account for all prior Due Periods; and

                 (vi) whether a Net Loss Condition has occurred;

           (4) with respect to each Loan that was a Delinquent Loan as of the preceding Accounting Date:

                 (i)  its Borrower, loan number, and stated Loan maturity;

                 (ii) the effective date as of which such Loan became a
                      Delinquent Loan;

                 (iii) the amount of Loan Payments which have not been received with respect to such Delinquent Loan; and

                 (iv) whether a Delinquency Condition has occurred;

           (5)   the related Note Rates;

           (6) with respect to each Loan, the Class A-1 Scheduled Principal Portion and the Class A-2 Scheduled Principal Portion; and

           (7)  whether a Restricting Event has occurred.

     (b) On or before 60 days after the end of each year beginning with the quarter ending March 31, 1998, the Servicer shall deliver an Officer's Certificate to the Servicing Advisor, the Issuer, the Indenture Trustee and the Credit Enhancer to the effect that a review of the activities of the Servicer during the Servicer's preceding fiscal year (or since the Closing Date in the case of the first such Officer's Certificate required to be delivered) has been made under the supervision of the officers executing such Officer's Certificate with a view to determining whether during such period the Servicer has performed and observed all of its obligations under this Agreement, and either stating that to the best of their knowledge no default by the Servicer, under this Agreement has occurred and is continuing, or if such a default has occurred and is continuing, specifying such default and the nature and status thereof. The Servicing Advisor shall be required to deliver an Officer's Certificate at the same time to the same parties and to the same effect with respect to its activities.

     (c) The Servicer and the Servicing Advisor will provide any such information relating to the Loans and the Notes as the Credit Enhancer shall reasonably request in writing.

     (d) In accordance with the servicing standards described in Section 2.11(a), the Servicing Advisor shall perform its semi-annual review of each Borrower's compliance with its Unit FCR covenants, and shall provide the Servicer, the Indenture Trustee and the Credit Enhancer with copies of the results of such review within five (5) Business Days of completion and the Servicing Advisor shall include with such information a list of the Loans on either the Servicer's credit watch or audit warning list as of such date. With respect to any Borrower that is in breach of its Unit FCR, the Servicer shall provide the Loan number(s) and Remaining Payments for such Loan(s), and any other information relating to the Loans reasonably requested by the Issuer, the Indenture Trustee or the Credit Enhancer.

     (e) The Servicer shall send the Servicing Advisor, the Indenture Trustee and the Credit Enhancer a copy of any default notices sent by the Servicer to any Borrower.

     (f) The Servicer shall send the Indenture Trustee such other information concerning the Loans as the Indenture Trustee shall reasonably request in writing from time to time as necessary to perform the Indenture Trustee's obligations under the Indenture.

     (g) Commencing not later than June 1997, the Servicer shall provide the Indenture Trustee with monthly Loan information on Loan-by-Loan basis in an electronic form to be agreed upon by the

Servicer and Indenture Trustee and which shall be reasonably acceptable to the Credit Enhancer and Issuer.

     SECTION 3.2. Rule 144A Information.
                  ---------------------
     The Servicer covenants to make available on behalf of the Issuer the information requested by prospective purchasers of Securities necessary to satisfy the requirements of paragraph (d)(4) of Rule 144A (the "Rule 144A Information"). The Rule 144A Information shall include, without limitation, any or all of the following items requested by the prospective purchasers:

          (a) the Private Placement Memorandum and any amendments and supplements thereto;

          (b) the Basic Documents and any amendments thereto;

          (c) the Servicer's Certificate required pursuant to this Agreement;
     and

          (d) such other information as is reasonably available to the Servicer, in order to comply with requests for information pursuant to Rule 144A under the Act.

     SECTION 3.3.  Annual Accountants' Reports.
                   ---------------------------

     On or before 120 days after the end of the fiscal year of the Servicer which ends on December 31, 1997, and each fiscal year thereafter, the Servicer shall deliver to the Servicing Advisor, the Issuer, the Indenture Trustee, the Credit Enhancer and the Rating Agencies and, upon request, to any Holder of at least $10,000,000 Initial Principal Amount or initial notional amount of Securities, a separate report, prepared by a firm of "Big Six" independent accountants appointed by the Servicer, stating (i) they examined the balance sheet of the Servicer as of the last day of such fiscal year and the related statements of operations, retained earnings and cash flows for such fiscal year and have issued an opinion thereon, specifying the date thereof, (ii) they also examined such documents and records relating to the servicing of the Loans by the Servicer, (iii) their examination as described under clauses (i) and (ii) above was made in accordance with GAAP and accordingly included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances, and (iv) their examinations described under clauses (i) and (ii) above disclosed no exceptions which, in their opinion, were material, relating to the servicing of the Loans, or, if any such exceptions disclosed thereby were material, setting forth such exceptions.

     On or before 120 days after the end of the fiscal year of the Servicer which ends on December 31, 1997, and each fiscal year thereafter, the Servicer shall deliver to the Servicing Advisor, the Issuer, the Indenture Trustee, the Credit Enhancer and the Rating Agencies and, upon request, to any Securityholder of at least $10,000,000 Initial Principal Amount or initial notional amount of Securities, its annual audited financial statements, and within 30 days after the end of each fiscal quarter following the Closing Date, the Servicing Advisor shall deliver to said parties its quarterly financial statements; provided, however, that so long as Bankers Trust Company is the Servicer, it shall not be required to comply with the provisions of this paragraph.


                                   ARTICLE 4

             THE SERVICER, THE CUSTODIAN AND THE SERVICING ADVISOR
             -----------------------------------------------------

     SECTION 4.1.  Representations and Warranties Concerning the Servicer, the
                   -----------------------------------------------------------
Custodian and the Servicing Advisor.
------------------------------------

     Each of the Servicer, the Custodian and the Servicing Advisor represents and warrants to each other and to the Issuer, the Credit Enhancer and the Indenture Trustee for the benefit of the Credit Enhancer and the Noteholders, effective as of the Closing Date, as follows:

     (a) Each of the Servicer and the Servicing Advisor (i) has been duly organized and is validly existing and in good standing under the laws of the state of its formation and organization, except with respect to the Servicer, has qualified to do business and is in good standing in each jurisdiction where failure to so qualify would have a material and adverse effect on its ability to perform its obligations hereunder, and has full power, authority and legal right to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement.

     (b) The execution and delivery of this Agreement by it, and its performance and compliance with the terms of this Agreement will not violate its corporate charter and by-laws, or constitute a default (or an event, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or any of its assets.

     (c) This Agreement has been duly authorized, executed and delivered by it and, assuming due authorization, execution and delivery by the other parties hereto, constitutes its valid, legal and binding obligation, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     (d) It is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect its condition (financial or other) or operations or its properties.

     (e) No litigation is pending or, to the best of its knowledge, threatened against it which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

     (f) No consent, approval or authorization of or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Servicer and Custodian of this Agreement.

     (g) No consent, approval or authorization or registration with or notice to any governmental authority or court or any other Person is required under the laws of the United States of America or the laws of the State of Delaware is required for the execution, delivery or performance by the Servicing Advisor of this Agreement.

   SECTION 4.2. [Reserved]
                ----------

   SECTION 4.3. Performance of Obligations.
                --------------------------

     (a) Each of the Servicer, the Custodian and the Servicing Advisor, respectively, shall punctually perform and observe all of its obligations and agreements contained in this Agreement in accordance with the terms hereof.

     (b) None of the Servicer, the Custodian or the Servicing Advisor shall take any action, or permit any action to be taken by others, which would excuse any person from any of its covenants or obligations under any of the Loan Documents or under any other instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity, enforceability or effectiveness of, any of the Loan Documents or any such instrument, including, without limitation, the obligation of any Borrower to pay Loan Yield Maintenance Amounts under its Promissory Note, except as expressly provided herein and therein or as determined in keeping with the servicing standards described in Section 2.11(a).

     (c) Limitations of Responsibility. None of the Servicer, the Custodian or
         -----------------------------
the Servicing Advisor will have any responsibility under this Agreement other than to render the services called for hereunder in good faith. None of the Servicer, the Custodian or the Servicing Advisor, their respective affiliates, directors, officers, shareholders and employees will be liable to the Issuer, the Indenture Trustee, the Noteholders or others, except by reason of acts or omissions constituting bad faith, willful misconduct, negligence (or in the case of the Custodian, gross negligence) or reckless disregard of its duties.

     (d) [Reserved]

     (e) No Duties Except as Specified in this Agreement or in Instructions.
         ------------------------------------------------------------------
None of the Servicer, the Custodian or the Servicing Advisor shall have any duty or obligation to manage, make any payment in respect of, register, record, sell, reinvest, dispose of, create, perfect or maintain title or any security interest in, or otherwise deal with the Trust Estate, to prepare or file any report or other document, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Servicer, the Custodian or the Servicing Advisor is a party, except as expressly provided by the terms of this Agreement and no implied duties or obligations shall be read into this Agreement against the Servicer, the Custodian or the Servicing Advisor.

     (f) No Action Except Under Specified Documents or Instructions. The
         ----------------------------------------------------------
Servicer shall not manage, control, use, sell, reinvest, dispose of or otherwise deal with any part of the Trust Estate except in accordance with the powers granted to and the authority conferred upon the Servicer pursuant to this Agreement, or in accordance with instructions delivered to the Servicer, the Custodian and Servicing Advisor pursuant hereto.

     (g) Limitations on the Liability.  Subject to the servicing standards
         ----------------------------
described in Section 2.11(a), and except for the Servicer's, the Custodian's or the Servicing Advisor's own willful misconduct or negligence (or in the case of the Custodian, gross negligence), the Servicer, the Custodian and the Servicing Advisor shall not be personally liable under any circumstances, including, without limitation:

         (1) for any error of judgment made in good faith by an Authorized Officer of any of them;

         (2) for any action taken or omitted to be taken by the Servicer, the Custodian or the Servicing Advisor in good faith in accordance with the instructions of the Credit Enhancer or the Issuer made in accordance with Section 2.11(a)(2) hereof;

         (3) for any representation, warranty, covenant, agreement or indebtedness of the Issuer under the Notes or any Basic Document, or for any other liability or obligation of the Issuer;

         (4) for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any party hereto other than the Servicer, in the case of the Servicer, the Custodian in the case of the Custodian, or other than the Servicing Advisor, in the case of the Servicing Advisor, or for the form, character, genuineness, sufficiency, value or validity of any part of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents; and

         (5) for any action or inaction of the Indenture Trustee or the Issuer, and none of the Servicer, the Custodian or the Servicing Advisor shall be responsible for performing or supervising the performance of any obligation under this Agreement or any Basic Document that is required to be performed by the Indenture Trustee or the Issuer under any Basic Document.

     (h) No provision of this Agreement shall require the Servicer, the Custodian or the Servicing Advisor to expend or risk its personal funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Servicer, the Custodian or the Servicing Advisor shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured or provided to it.

     (i) Furnishing of Documents.  The Servicer, the Custodian or the Servicing
         -----------------------
Advisor, as the case may be, shall furnish to the Indenture Trustee, the Credit Enhancer and Issuer, promptly upon their written request, duplicates or copies of all material reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Servicer, the Custodian or the Servicing Advisor, as the case may be, respectively, hereunder.

     (j) Reliance; Advice of Counsel.  The Servicer, the Custodian and the
         ---------------------------
Servicing Advisor may conclusively rely on and shall be fully protected in acting or refraining from acting when doing so, in each case in accordance with any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Servicer, the Custodian and the Servicing Advisor each may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner or ascertainment of which is not specifically prescribed herein, the

Servicer, the Custodian or the Servicing Advisor, as the case may be, may for all purposes hereof rely conclusively on a certificate, signed by an Authorized Officer as to such fact or matter, and such certificate shall constitute full protection to the Servicer, the Custodian or the Servicing Advisor, as the case may be, for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (k) In the exercise and performance of their respective duties and obligations hereunder or under any of the Basic Documents, the Servicer, the Custodian and the Servicing Advisor (i) may act directly or through agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it, and the Servicer, the Custodian and the Servicing Advisor shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. Neither the Servicer, the Custodian nor the Servicing Advisor shall be liable for the acts or omissions of any agents, attorneys, custodians or nominees referred to in (i) above selected with due care.

     (l) Independent Contractor.  In performing their respective obligations as
         ----------------------
servicer, custodian and servicing advisor hereunder the Servicer, the Custodian and the Servicing Advisor, respectively, acts solely as an independent contractor of the Issuer and Indenture Trustee. Nothing in this Agreement shall, or shall be deemed to, create or constitute any joint venture, partnership employment, or any other relationship between the Issuer and the Indenture Trustee on the one hand and the Servicer, the Custodian and the Servicing Advisor, respectively, on the other hand, other than the independent contractor contractual relationship established hereby. The Servicer, the Custodian and the Servicing Advisor, respectively, shall not be and shall not be deemed to be liable for any acts or obligations of the Issuer or the Indenture Trustee, and, without limiting the foregoing, the Servicer, the Custodian and the Servicing Advisor, respectively, shall not be liable under or in connection with the Notes and all Persons having any claim under or in respect of this Agreement or the Basic Documents shall look only to the Trust Estate for payment or satisfaction thereof.

     SECTION 4.4. Merger; Resignation and Assignment; Status and Qualification.
                  ------------------------------------------------------------
     (a) (i) The Servicing Advisor may not merge into any corporation or convey, transfer or lease substantially all of its assets as an entity, unless and until the Servicing Advisor notifies the Issuer of such contemplated action, the Issuer notifies the Rating Agencies in advance of the proposed merger and the Rating Agencies confirm that the selection of such successor, in and of itself, will not result in the downgrading of any rating assigned to the Notes by the Rating Agencies (without giving effect to the Credit Enhancement Policy).

          (ii) Any corporation into or with which the Servicer or Custodian may be merged, consolidated or converted, or any transferee of all or substantially all of the corporate trust and/or servicing business of the Servicer or Custodian, shall be the successor of such Servicer or Custodian under this Agreement without the execution or filing of any document or any further act. Notwithstanding the above, such successor Servicer or Custodian may be removed by the Credit Enhancer or the Issuer in the event that the succession of such successor Servicer or Custodian results in the downgrading or withdrawal of any rating assigned to the Notes by the Rating Agencies.

     (b) The Servicer, the Custodian or the Servicing Advisor may engage an agent to perform its duties hereunder, or assign this agreement to any Affiliate thereof; provided that no such arrangement or assignment shall be effective unless and until (i) an agent or Affiliate consented to by the Indenture Trustee and the Credit Enhancer (or if the Credit Enhancer is in default under the Credit Enhancement Policy a Majority-in-Interest of the Notes) executes and delivers to the Indenture Trustee and the Issuer an agreement in form and substance reasonably satisfactory to the Issuer, the Credit Enhancer and the Indenture Trustee, which contains an agreement to perform and observe, or in the case of an assignment an assumption by such an agent or Affiliate entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer, the Custodian or the Servicing Advisor, as the case may be, under this Agreement; and (ii) such agreement or assignment and assumption by such entity in and of itself, will not result in the downgrading of any rating assigned to them by the Rating Agencies (without giving effect to the Credit Enhancement Policy). From and after such effectiveness, such entity shall be "the Servicer", "the Custodian" or "the Servicing Advisor", as the case may be, hereunder. Except as provided in Section
2.12 or in the first sentence of this Section 4.4(b), none of the Servicer, the Custodian or the Servicing Advisor may assign this Agreement or any of its rights, powers, duties or obligations hereunder.

     (c) Except as provided in Sections 4.4(a) and (b), the duties and obligations of the Servicer, the Custodian and the Servicing Advisor under this Agreement shall continue until this Agreement shall have been terminated as provided in Section 6.1, and shall survive the exercise by the Issuer, the Credit Enhancer or the Indenture Trustee of any right or remedy under this Agreement, or the enforcement by the Issuer, the Indenture Trustee, the Credit Enhancer or any Noteholder of any provision of the Indenture, the Notes or this Agreement.

     (d) Each of the Servicer, the Custodian and the Servicing Advisor, respectively, shall keep in full effect its rights and franchises under the laws of the state of its formation and organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Loan Documents, the Indenture and this Agreement or to perform its obligations hereunder.

     SECTION 4.5.  Servicer and Servicing Advisor Not to Resign.  Subject to
                   --------------------------------------------
the provisions of Section 4.4, neither the Servicer nor the Servicing Advisor shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Servicing Advisor, as applicable, except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer or Servicing Advisor so causing such a conflict being of a type and nature carried on by the Servicer or Servicing Advisor or its subsidiaries or Affiliates at the date of this Agreement. Notice of any determination that the performance by either the Servicer or the Servicing Advisor of its duties hereunder is no longer permitted under applicable law shall be communicated to the Indenture Trustee and the Credit Enhancer at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer or Servicing Advisor, as applicable, to the Indenture Trustee and the Credit Enhancer concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Servicing Advisor shall become effective until an entity acceptable to the Indenture Trustee and the Credit Enhancer shall have assumed the responsibilities and obligations of the Servicing Advisor. No appointment of, or assumption of responsibilities or obligations hereunder by, any successor to the Servicer or the Servicing Advisor shall become effective unless the Rating Agencies are notified in advance of such appointment, and the Indenture Trustee has received a letter from the Rating Agencies that such appointment will not result in any of the ratings of the Notes and the Custody Receipts being withdrawn or reduced.

     SECTION 4.6.  Termination of Custodian.  The Issuer may terminate the
                   ------------------------
Custodian hereunder in the event that any representation, warranty or statement of the Custodian made in this Agreement or in the Insurance Agreement by the Custodian in such capacity in any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made.

                                   ARTICLE 5

                                    DEFAULT
                                    -------


     SECTION 5.1.    Defaults.
                     --------

     (a) Any of the following acts or occurrences shall constitute a Default under this Agreement:

        (1) any failure by the Servicer to deposit any payments received by it into the Collection Account or by the Servicing Advisor to remit any payments received by it to the Servicer in accordance with any provision hereof; or

        (2) the Indenture Trustee shall not have received a report in accordance with Section 3.1(a) or Section 3.3 or the Servicer shall have defaulted in the due observance of any provision of Section
             4.2 or Section 4.4 (other than failure to enter into an assumption agreement under Section 4.4(b), which is a Default only if the failure continues for ten (10) Business Days after the Indenture Trustee or the Credit Enhancer has requested the agreement in writing); or

        (3) the Servicer shall default in the due performance and observance of any other provision of this Agreement applicable to it or the Servicing Advisor or Custodian, respectively, shall default in the due performance and observance of any provision of this Agreement applicable to it and in each case such default shall have continued for a period of 30 days after its Authorized Officer has obtained actual knowledge of, or has been notified by the Indenture Trustee or the Credit Enhancer of, such default; or (4)ab any representation, warranty or statement of the Servicer or the Servicing Advisor, respectively, made in this Agreement or in the Insurance Agreement by the Servicer or the Servicing Advisor, in each case, in its capacity as such in any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made; or

        (5) the Servicer, the Custodian or the Servicing Advisor makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

        (6) the Servicer, the Custodian or the Servicing Advisor petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Servicer, or of any substantial part of the assets of the Servicer, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings relating to the Servicer, under the Bankruptcy Law of any other jurisdiction; or

        (7) any such petition or application is filed, or any such proceedings are commenced, against the Servicer, the Custodian or the Servicing Advisor and the Servicer, the Custodian or the Servicing Advisor by any act indicates its approval thereof, consent thereto or acquiescence therein, or any order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings and such order, judgment or decree remains unstayed and in effect for more than 45 days; or

        (8) any order, judgment or decree is entered in any proceedings against the Servicer, the Custodian or the Servicing Advisor decreeing the dissolution of the Servicer, the Custodian or the Servicing Advisor and such order, judgment or decree remains unstayed and in effect for more than 60 days.

        (9) a final judgment for an amount in excess of $500,000 (exclusive of any portion thereof which is insured) is rendered against the Servicing Advisor, and within 60 days after the entry thereof, such judgment is not discharged or the execution thereof is stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged.

     (b)  Upon the occurrence and continuance of a Default specified in clauses
(6), (7) or (8) above, all of the rights and powers of the Servicer, the Servicing Advisor or the Custodian, as the case may be, under this Agreement shall automatically terminate, including without limitation all rights of the Servicer or the Custodian, as the case may be, to receive from and after such termination the compensation provided for in Section 2.5 or Section 2.10, as the case may be, or any compensation or expense reimbursement hereunder, other than to the extent accrued prior to such termination and not previously paid. Upon the occurrence and continuance of any other Default, the Issuer or the Indenture Trustee (upon the direction of, or with the consent of, the Credit Enhancer) or the Credit Enhancer

(or, if the Credit Enhancer is in default under the Credit Enhancement Policy, a Majority-In-Interest of the Notes) may, by notice given to the Servicer, the Custodian or the Servicing Advisor, as the case may be (with copies to the Issuer, the Credit Enhancer and the Indenture Trustee), terminate all of the rights and powers of the Servicer, the Custodian or the Servicing Advisor, as the case may be, under this Agreement, including without limitation all rights of the Servicer, the Custodian or the Servicing Advisor, as the case may be, to receive the compensation provided for in Section 2.5 or Section 2.10, as the case may be; provided, however, that in no event shall the Servicer, the Custodian or the Servicing Advisor be terminated unless its acts or omissions in the course of its activities resulted in the related Default. Upon any automatic termination or the giving of the notice referred to in the preceding sentence, all rights, powers, duties and responsibilities of the Servicer, the Custodian or the Servicing Advisor, as the case may be, under this Agreement, whether with respect to the related Loan Documents, Collection Account, any Servicing Fee, Servicer Advisor Fee or otherwise shall vest in and be assumed by the Indenture Trustee or a new servicer, new custodian or new servicing advisor as provided in
Section 4.4(c) of the Indenture. Notwithstanding the immediately preceding sentence, in the event that the Servicer (but not the Servicing Advisor) is terminated in accordance with this paragraph (b), the Indenture Trustee shall serve as Servicer hereunder until a successor Servicer is appointed. In the event that the Servicing Advisor (but not the Servicer) is terminated in accordance with this paragraph (b), the Servicer shall fulfill the obligations of the Servicing Advisor until a successor Servicing Advisor is appointed. From and during the continuation of a Default, the Issuer and the Indenture Trustee upon the direction of, or with the consent of, the Credit Enhancer are each hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments (including any notices to Borrowers deemed necessary or advisable by the Indenture Trustee upon the direction of, or with the consent of, the Credit Enhancer), and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Except as otherwise expressly provided in the Indenture, the Issuer shall not have any right to waive any Default by the Servicer, the Custodian or the Servicing Advisor under this Agreement.

     (c) Promptly after the Indenture Trustee shall have notice of the occurrence of any Default, the Indenture Trustee shall transmit by mail to all Noteholders, the Credit Enhancer, and the Rating Agencies notice of such Default known to the Indenture Trustee.

     SECTION 5.2.  No Effect on Other Parties.
                   --------------------------

     Upon any termination of the rights and powers of the Servicer, the Custodian or the Servicing Advisor from time to time pursuant to Section 5.1 or upon any appointment of a successor to the Servicer, the Custodian or to the Servicing Advisor, all the rights, powers, duties and obligations of the Issuer, the Credit Enhancer or the Indenture Trustee under this Agreement or under the Indenture shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided in this Agreement or in the Indenture.

     SECTION 5.3.  Rights Cumulative.
                   -----------------

     All rights and remedies from time to time conferred upon or reserved to the Issuer, the Indenture Trustee, the Credit Enhancer or the Noteholders or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another or any right or remedy which they may have at law or in equity. No delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.


                                   ARTICLE 6

                           MISCELLANEOUS PROVISIONS
                           ------------------------


     SECTION 6.1. Termination of Agreement.
                  ------------------------

     (a) The respective duties and obligations of the Servicer, the Custodian, the Servicing Advisor, the Indenture Trustee and the Issuer created by this Agreement shall terminate upon the latest to occur of (i) the final payment or other liquidation of the last outstanding Loan included in the Trust Estate,
(ii) the satisfaction and discharge of the Indenture pursuant to Article VIII of the Indenture, and (iii) with respect to any Loan, the disposition of all property acquired upon foreclosure of any Collateral. Upon termination of this Agreement pursuant to this Section 6.1(a), the Servicer shall pay over to the Issuer, the Indenture Trustee or any other Person entitled thereto all monies received from Borrowers and held by the Servicer. The provisions of Section 2.5 and 2.10 shall survive the termination of this Agreement.

     (b) Following a Default under the Indenture and foreclosure of the Trust Estate pursuant thereto, the successor to the rights of the Issuer in respect of the Loans (including, without limitation, the Indenture Trustee, the Credit Enhancer or any or all of the related Noteholders), with the prior written consent of the Credit Enhancer so long as the Credit Enhancer is not in default under the Credit Enhancement Policy, shall have the right to terminate this Agreement, by notice to the Servicer, the Custodian, the Servicing Advisor, the Credit Enhancer and the Issuer, within 90 days after the date such successor shall have succeeded to such rights of the Issuer. Upon such termination, the Servicer, the Custodian and the Servicing Advisor shall be entitled to receive only the accrued and unpaid compensation to the extent provided for in Section 2.5 and Section 2.10, as the case may be, to the date of such termination and any other reimbursement to which it would otherwise be entitled of amounts theretofore advanced by it.


     SECTION 6.2.  Amendment.
                   ---------

     (a) This Agreement may only be amended from time to time by the Issuer, the Servicer, the Custodian, the Servicing Advisor and the Indenture Trustee, with the consent of the Credit Enhancer (or, if the Credit Enhancer is in default under the Credit Enhancement Policy, the Majority-in-Interest of the Notes) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, provided, however, that no such amendment shall, without consent of each Holder of Outstanding Securities,
(i) reduce in any manner the amount of, or the timing of, payments received on the related Loans which are required to be deposited in the Collection Account;
(ii) alter the priorities with which any allocation of funds shall be made under this Agreement; (iii) permit the creation of any lien (other than the lien of the Indenture) on the Trust Estate for the Notes or any portion thereof or deprive any such Holder of the benefit of this Agreement with respect to the Trust Estate or any portion thereof; or modify this Section 6.2 or Section 4.2, 4.3(b) or 4.4. The Rating Agencies shall receive a copy of any proposed amendment prior to its adoption.

     (b) Promptly after the execution of any amendment pursuant to Section 6.2(a) the Issuer shall cause to be sent to the Rating Agencies and each Noteholder a copy of such amendment. Any failure to do so shall not affect the validity of such amendment.

     (c) It shall not be necessary, in any consent of the Credit Enhancer or Noteholders under this Section 6.2, to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

     (d) Any amendment or modification effected contrary to the provisions of this Section 6.2 shall be void.

     SECTION 6.3. Governing Law.
                  -------------

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of law provisions thereof.


     SECTION 6.4.  Notices.
                   -------

     All notices, requests or other communications desired or required to be given under this Agreement shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, (b) national prepaid overnight delivery service, (c) telecopy or other facsimile transmission (following with hard copies to be sent by national prepaid overnight delivery service) or (d) personal delivery with receipt acknowledged in writing, as follows: (i) if to the Issuer, Atherton Franchisee Loan Funding 1997-A LLC, c/o Lord Securities Corporation, 2 Wall Street, New York, New York,
Attention: Peter H. Sorensen, (ii) if to the Servicer, to the Servicer and Custodian, Bankers Trust Company, Corporate Trust and Agency Group, Four Albany Street, New York, New York 10006, Attention: Chris Browne, Telephone: 212/250-4984, Facsimile: 212/250-6151; if to the Servicing Advisor, to the Servicing Advisor at Atherton Capital Incorporated, 1001 Bayhill Drive, Suite 155, San Bruno, California 94066, Attention: Mark McGourty, Telephone: 415/827-7800,
Facsimile: 415/827-7950, (iii) if to any Noteholder, at the address of such Holder as it appears in the related Note Register with a copy to the Indenture Trustee, (iv) if to the Indenture Trustee, at First Bank National Association, First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention:
Structured Finance. Notices required under this Agreement to be sent to Noteholders shall also be sent to Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc., 25 Broadway - 15th Floor, New York, New York 10004, Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, N.Y. 10007, and Duff & Phelps, 17 State Street, New York, New York 10004 (v) if to the Credit Enhancer, at Capital Markets Assurance Corporation, 885 Third Avenue, 14th Floor, New York, New York 10022. Any of the persons in subclauses (i) through (v) above may change its address for notices hereunder by giving notice of such change to the other persons. Any change of address shown on a Note Register shall, after the date of such change, be effective to change the address for such Noteholder hereunder. All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer of the Person entitled to receive such notices and demands at the address of such person for notices hereunder, or on the third day after the mailing thereof to such address, as the case may be.

     SECTION 6.5. Severability of Provisions.
                  --------------------------

     If one or more of the provisions of this Agreement shall be for any reason whatsoever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Agreement and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining provisions, the rights of any parties hereto, or the rights of the Indenture Trustee, the Credit Enhancer or any Noteholders. To the extent permitted by law, the parties hereto waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect.


     SECTION 6.6. Inspection and Audit Rights.
                  ---------------------------

     The Servicer, the Servicing Advisor and the Custodian each agree that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, the Issuer, the Credit Enhancer or any Noteholder representing a Majority-In-Interest of the Notes during the Servicer's, the Servicing Advisor or the Custodian's normal business hours to examine all the books of account, records, reports and other papers of the Servicer, the Servicing Advisor or the Custodian relating to the Loans, to make copies and extracts therefrom, to cause, in the case of the Servicer, such books to be audited by Independent Accountants and to discuss the affairs, finances and accounts relating to the Loans with its officers, employees and Independent Accountants (and by this provision the Servicer hereby authorizes said Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee, the Credit Enhancer, the Issuer, or any Noteholder representing a Majority-In-Interest of the Notes of any right under this Section 6.6 shall be borne by the Indenture Trustee, the Credit Enhancer, the Issuer, or such Noteholder representing a Majority-In-Interest of the Notes, as the case may be.


     SECTION 6.7. Binding Effect; Limited Rights of Others.
                  ----------------------------------------

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Indenture Trustee, the Credit Enhancer and the related Noteholders, provided that following an Event of Default under the Indenture and foreclosure of the Trust Estate pursuant thereto, the successor to the rights of the Issuer in respect of the related Loans (including without limitation the Indenture Trustee, the Credit Enhancer or any or all of the related Noteholders) shall not be bound by the provisions of this Agreement unless, within 90 days after the date on which such successor shall have succeeded to such rights of the Issuer, such successor shall not have terminated this Agreement pursuant to Section 6.1(b). The parties hereto agree that the Credit Enhancer shall be a third party beneficiary of this Agreement. Except as provided in the immediately preceding sentence, nothing in this Agreement expressed or implied, shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, agreements, representations or provisions contained herein.


     SECTION 6.8.  Control by Majority Affected Noteholders.
                   ----------------------------------------

     Notwithstanding any other provision of this Agreement, in the event the Credit Enhancer is in default under the Credit Enhancement Policy, all consents required to be received from, or actions permitted to be taken by, the Credit Enhancer shall be received from or taken by the Majority of Affected Noteholders.


     SECTION 6.9.  The Credit Enhancer.  The Credit Enhancer is a third-party
                   -------------------
beneficiary of this Indenture entitled to enforce its rights hereunder as if actually a party hereto. Any right conferred upon the Credit Enhancer shall be suspended during any period in which the Credit Enhancer is in default under the Credit Enhancement Policy or involved in an insolvency proceeding. During any period of suspension, the Credit Enhancer's rights hereunder shall vest in the Noteholders and shall be exercisable by the Majority-in-Interest (unless specified otherwise in the particular provision herein). At such time as the Class A Notes are no longer Outstanding hereunder and the Credit Enhancer has been paid all Credit Enhancement Premiums, reimbursable expenses, and Credit Enhancement Reimbursement Amounts and reimbursed for all Insured Payments to which it is entitled under the Indenture and the Insurance Agreement, the Credit Enhancer's rights hereunder shall terminate.


     SECTION 6.10.  Article and Section Headings.
                    ----------------------------

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.


     SECTION 6.11.  Counterparts.
                    ------------

     This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         ATHERTON FRANCHISEE LOAN FUNDING 1997-A LLC

                         By:  Orinda Management Company


                         By:  /s/ David L. Elder
                              -------------------------
                              Name: David L. Elder
                              Title: President


                         BANKERS TRUST COMPANY, as Servicer and
                           Custodian


                         By: /s/Marie C. Rasch
                             --------------------------
                             Name: Marie C. Rasch
                             Title: Vice President


                         ATHERTON CAPITAL INCORPORATED


                         By: /s/ David L. Elder
                             ---------------------------
                             Name: David L. Elder
                             Title: President


                         FIRST BANK NATIONAL ASSOCIATION,
                           not in its individual capacity but solely in its capacity as Indenture Trustee


                         By:  /s/ Christina Hatfield
                              ----------------------
                              Name: Christina Hatfield
                              Title: Asst. Vice President

                                   APPENDIX A

                                  DEFINITIONS

     The definitions contained herein are incorporated into and made a part of the Private Placement Memorandum, the Indenture, the Custodial Agreement and the Servicing Agreement each as defined below.

     Acceleration Date shall mean the date on which occurs the acceleration of
     -----------------
the maturity of the Notes pursuant to Section 7.2 of the Indenture.

     Account shall mean any account or fund, and any subaccount thereof,
     -------
established under Article V of the Indenture.

     Accounting Date shall mean with respect to a Payment Date the fifth
     ---------------
Business Day preceding such Payment Date.

     Accrual Period shall mean with respect to any Payment Date, the period from
     --------------
and including the first day of the calendar month preceding the month in which such Payment Date occurs through and including the last day of such month.

     Affiliate shall mean with respect to any Person, any other Person directly
     ---------
or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Notional Amount shall mean as of any date of determination with
     -------------------------
respect to the Class A-IO Custody Receipts, the Initial Aggregate Notional Amount of the Class A-IO Custody Receipts, less any payment of principal paid to the Class A-2 Notes prior to such date of determination.

     Aggregate Outstanding Principal Amount shall mean as of any date of
     --------------------------------------
determination, (i) with respect to the Notes, the Initial Aggregate Principal Amount of all Notes less any payment of principal on such Notes prior to such date of determination, (ii) with respect to any class of Notes, the Initial Aggregate Principal Amount of all Notes of such class, less any payment of principal on such Notes prior to such date of determination and (iii) with respect to the Loans, the aggregate Loan Balances of all Loans at such date of determination.

     Assigned Assets shall mean the Loans and related Loan Collateral, together
     ---------------
with all interest accrued thereon from and including the Cut Off Date to but not including the Closing Date

(but not including Pre-Cut Off Date Loan Payments) and all escrow deposits relating thereto.

     Assignment of Leasehold Mortgage shall mean with respect to each Leasehold
     --------------------------------
Mortgage, the one or more executed original assignments in recordable form evidencing the assignment of the related Leasehold Mortgage from the Seller to the Issuer and from the Issuer to the Indenture Trustee for the benefit of the Noteholders and the Credit Enhancer.

     Atherton shall mean Atherton Capital Incorporated, a Delaware corporation.
     --------

     Atherton Loan Sale and Purchase Agreement shall mean the Loan Sale and
     -----------------------------------------
Purchase Agreement, dated March 14, 1997 between Atherton, as seller, and the Managing Member, as purchaser, with respect to the Loans, as the same may be amended or supplemented from time to time.

     Authorized Officer (i) in the case of the Issuer, shall mean the Managing
     ------------------
Member, (ii) in the case of the Servicing Advisor or the Managing Member, shall mean any Vice President or more senior officer, (iii) in the case of the Servicer, shall mean any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Servicer customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Servicing Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, (iv) in the case of any Prospective Owner or any transferor or prospective transferee of Class C Notes, shall mean any Vice President or more senior officer, and (v) in the case of the Indenture Trustee, shall mean a trust officer or other officer in the Corporate Trust Department of the Indenture Trustee customarily performing functions similar to those of a trust officer.

     Available Funds shall mean with respect to a Payment Date, (i) any and all
     ---------------
amounts held in the Collection Account (other than with respect to Loan prepayments or payments made in respect of Defaulted Loans) on the related Accounting Date which were due in the related Due Period or any prior Due Period, (ii) with respect to any Loan prepayment (or repurchase) or payment made in respect of a Defaulted Loan received during the related Due Period or any prior Due Period (to the extent not distributed on the related Payment Date), the Prepayment Amount relating thereto (in the case of a Defaulted Loan, to the extent actually received), and (iii) any and all Insured Payments received by the Indenture Trustee on or before 12:00 noon on such Payment Date and held in the Collection Account or for deposit in the

Collection Account or distribution in accordance with the Indenture; provided, however, that Available Funds shall not include any Early Payments held in the Collection Amount.

     Bankruptcy Law shall mean any bankruptcy, reorganization, compromise,
     --------------
arrangement, insolvency, readjustment of debt, dissolution, or liquidation or similar law, whether now or hereafter in effect.

     Basic Documents shall mean the Limited Liability Company Agreement, the
     ---------------
Certificate of Formation, the Indenture, the Servicing Agreement, the Custodial Agreement and other documents and certificates delivered in connection with any of the above.

     Borrower shall mean the party executing a Promissory Note to evidence its
     --------
obligations thereunder, and its successors and assigns.

     Business Day shall mean any day that is not a Saturday, Sunday or a day on
     ------------
which banking institutions located in the City of New York, New York, in Wilmington, Delaware or in the city and state where the principal offices of each of the Indenture Trustee and the Servicer are located, are authorized or obligated by law or executive order to be closed.

     Cash Equivalent Investments means, at any time:
     ---------------------------

          (a) any evidence of direct indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States government;

          (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by a corporation organized under the laws of any state of the United States and rated at least A-1/P-1 (or the equivalent) by Duff & Phelps, Moody's and S&P and, if not rated by Duff & Phelps, by Moody's and S&P;

          (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000 that has a long-term debt rating of at least A+ (or the equivalent) by Duff & Phelps, Moody's and S&P and, if not rated by Duff & Phelps, by Moody's and S&P, or (ii) a commercial banking institution that is organized in a jurisdiction outside the United States and has a combined capital and surplus and undivided profits of not less than $500,000,000 that has a long-term debt rating of at least A+ (or the equivalent) by Duff & Phelps, Moody's and S&P and, if not rated by Duff & Phelps, by Moody's and S&P; or

          (d) any money market mutual fund having a rating in the highest investment category from Duff & Phelps, Moody's and S&P and, if not rated by Duff & Phelps, by Moody's and S&P at the time of the purchase of such money market fund, including any funds for which the Servicer may be a manager.

     Class A Custody Receipt shall mean each Class A Custody Receipt issued
     -----------------------
pursuant to Article II of the Custodial Agreement.

     Class A Custody Receipt Interest Distribution shall mean with respect to
     ---------------------------------------------
the Class A Custody Receipts on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class A Custody Receipt Interest Rate on the sum of (i) the Custody Receipt Balance of the Class A Custody Receipts on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class A Custody Receipt Interest Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class A Custody Receipt Interest Rate for prior Payment Dates.

     Class A Custody Receipt Interest Rate shall mean a rate equal to 7.200% per
     -------------------------------------
annum.

     Class A Custody Receipt Yield Maintenance Amount shall mean with respect to
     ------------------------------------------------
each Payment Date the present value, using the Reinvestment Yield as a discount rate, of a series of monthly interest cash flows from the immediately succeeding Payment Date to the Expected Maturity of the Class A Notes calculated using as a balance the lesser of (a) the sum of (i) the amount of the Loan Reduction Amount (other than with respect to any scheduled Principal Payments) allocated to the Class A-1 Notes and (ii) the amount of the Loan Reduction Amount (other than with respect to any scheduled Principal Payments) allocated to the Class A-2 Notes, or (b) the Outstanding Custody Receipt Balance, each immediately prior to such Payment Date, and using as a coupon the excess of the Class A Custody Receipt Interest Rate over the Reinvestment Yield (compounding monthly).

     Class A Note Rate  shall mean a rate equal to weighted average of the Class
     ------------------
A-1 Note Rate and the Class A-2 Note Rate weighted on the basis of the Aggregate Outstanding Principal Amount of the Class A-1 Notes and the Aggregate Outstanding Principal Amount of the Class A-2 Notes, respectively.

     Class A Notes shall mean the Class A-1 Notes and the Class A-2 Notes.
     -------------

     Class A-1 Interest Distribution shall mean with respect to the Class A-1
     -------------------------------
Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class A-1 Note Rate on the sum of (i) the Aggregate Outstanding Principal Amount of the Class A-1 Notes on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class A-1 Note Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class A-1 Note Rate for prior Payment Dates.

     Class A-1 Note shall mean each Class A-1 Note issued pursuant to Article II
     --------------
of the Indenture.

     Class A-1 Note Rate shall mean a rate equal to 7.200% per annum.
     -------------------

     Class A-1 Scheduled Principal Amount shall mean for any Payment Date the
     ------------------------------------
aggregate of the Class A-1 Scheduled Principal Portions for such Payment Date.

     Class A-1 Scheduled Principal Portion shall mean for any Payment Date and
     -------------------------------------
Loan, the portion of the related Loan Reduction Amount for such Payment Date and Loan determined by multiplying the reduction in principal balance as a result of such Loan Reduction Amount by a fraction the numerator of which is the Class A-2 Note Rate minus the Net Rate for such Loan less the Insurance Premium Rate and the denominator of which is the Class A-2 Note Rate minus the Class A-1 Note Rate; provided that the Class A-1 Scheduled Principal Portion shall be 100% if the Class A-1 Notes remain outstanding and the Class A-2 Notes have been paid in full.

     Class A-1 Yield Maintenance Amount shall mean with respect to each
     ----------------------------------
Payment Date the present value, using the Reinvestment Yield as a discount rate, of a series of monthly interest cash flows from the immediately succeeding Payment Date to the Expected Maturity of the Class A Notes calculated (i) using as a balance the lesser of (a) the Loan Reduction Amount (other than with respect to any scheduled Principal Payment for such Payment Date) allocated to the Class A-1 Notes or (b) the Outstanding Aggregate Principal Amount of the Class A-1 Notes, each immediately prior to such Payment Date and (ii) using as a coupon the excess of the Class A-1 Note Rate over the Reinvestment Yield (compounding monthly).

     Class A-2 Interest Distribution shall mean with respect to the Class A-2
     -------------------------------
Notes on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class A-2 Note Rate on the sum of (i) the Aggregate Outstanding Principal Amount of the Class A-2 Notes on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class A-2 Note Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class A-2 Note Rate for prior Payment Dates.

     Class A-2 Note shall mean each Class A-2 Note issued pursuant to Article II
     --------------
of the Indenture.

     Class A-2 Note Rate shall mean a rate equal to 12.200% per annum.
     -------------------

     Class A-2 Scheduled Principal Amount shall mean for any Payment Date the
     ------------------------------------
aggregate of the Class A-2 Scheduled Principal Portions for such Payment Date.

     Class A-2 Scheduled Principal Portion shall mean for any Payment Date and
     -------------------------------------
Loan, the portion of the related Loan Reduction Amount for such Payment Date and Loan determined by multiplying the reduction in principal balance as a result of such Loan Reduction Amount by a fraction the numerator of which is the Net Rate for such Loan less the Insurance Premium Rate minus the Class A-1 Note Rate and the denominator of which is the Class A-2 Note Rate minus the Class A-1 Note Rate; provided that the Class A-2 Scheduled Principal Portion shall be 100% if the Class A-2 Notes remain outstanding and the Class A-1 Notes have paid in full.

     Class A-2 Yield Maintenance Amount shall mean with respect to each
     ----------------------------------
Payment Date the present value, using the Reinvestment Yield as a discount rate, of a series of monthly interest cash flows from the immediately succeeding Payment Date to the Expected Maturity of the Class A Notes calculated (i) using as a balance the lesser of (a) the Loan Reduction Amount (other than with respect to any scheduled Principal Payment for such Payment Date) allocated to the Class A-2 Notes or (b) the Outstanding Aggregate Principal Amount of the Class A-2 Notes, each immediately prior to such Payment Date and (ii) using as a coupon the excess of the Class A-2 Note Rate over the Reinvestment Yield (compounding monthly).

     Class A-IO Custody Receipt shall mean each Class A-IO Custody Receipt
     --------------------------
issued pursuant to Article II of the Custodial Agreement.

     Class A-IO Custody Receipt Interest Distribution shall mean with respect to
     ------------------------------------------------
the Class A-IO Custody Receipts, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class A-IO Custody Receipt Interest Rate on the sum of (i) the Aggregate Notional Amount of the Class A-IO Custody Receipts on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class A-IO Custody Receipt Interest Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class A-IO Custody Receipt Interest Rate for prior Payment Dates.

     Class A-IO Custody Receipt Interest Rate shall mean 5.000%.
     ----------------------------------------

     Class A-IO Custody Receipt Yield Maintenance Amount shall mean with
     ---------------------------------------------------
respect to each Payment Date the present value, using the Reinvestment Yield as a discount rate, of a series of monthly interest cash flows from the immediately succeeding Payment Date to the Expected Maturity of the Class A Notes calculated (i) using as a balance the lesser of (a) the Loan Reduction Amount (other than with respect to any scheduled Principal Payment) allocated to Class A-2 Notes or (b) the Aggregate Notional Amount, each immediately prior to such Payment Date and (ii) using as a coupon the Class A-IO Custody Receipt Interest Rate.

     Class B Interest Distribution shall mean with respect to the Class B Notes
     -----------------------------
on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class B Note Rate on the sum of (i) the Aggregate Outstanding Principal Amount of the Class B Notes on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class B Note Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class B Note Rate for prior Payment Dates.

     Class B Note shall mean each Class B Note issued pursuant to Article II of
     ------------
the Indenture.

     Class B Note Rate shall mean with respect to any Accrual Period, a per
     -----------------
annum rate equal to 8.400% but in no event greater than the Weighted Average Net Rate.

     Class C Interest Distribution shall mean with respect to the Class C Notes
     -----------------------------
on any Payment Date, the sum of (a) the amount of interest accrued during the related Accrual Period at the Class C Note Rate on the sum of (i) the Aggregate Outstanding Principal Amount of the Class C Notes on the Business Day immediately prior to such Payment Date and (ii) any previously accrued and unpaid interest at the Class C Note Rate for prior Payment Dates, and (b) any previously accrued and unpaid interest at the Class C Note Rate for prior Payment Dates.

     Class C Note shall mean each Class C Note issued pursuant to Article II of
     ------------
the Indenture.

     Class C Note Rate shall mean a rate equal to the Weighted Average Net Rate.
     -----------------

     Class C Noteholder shall mean any Person in whose name the Class C Notes
     ------------------
are registered in the Note Register.

     Closing Date shall mean the date on which the Notes are first executed,
     ------------
authenticated and delivered.

     Code shall mean the Internal Revenue Code of 1986, as amended, or any
     ----
successor statute thereto, including the regulations promulgated thereunder.

     Collateral shall mean with respect to any Loan, the personal property
     ----------
collateral pledged by the Borrower in the related Security Agreement.

     Collection Account shall mean the Account by that name established,
     ------------------
maintained and disbursed pursuant to Article V of the Indenture.

     Condemnation Proceeds shall mean all compensation, awards and proceeds
     ---------------------
received by or on behalf of a Borrower as a result of a condemnation (which term shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof), net of all reasonable direct fees, costs (exclusive of overhead) and disbursements incurred in connection with the collection thereof or the restoration or replacement of the Borrower's collateral as contemplated by the Loan Documents.

     Converted Treasury Yield shall mean with respect to any Loan the yield
     ------------------------
available, or if there is more than one yield available the average yields, on United States Treasury non-callable bonds (excluding Flower Bonds) and notes having a maturity date closest to (before, on or after) the Remaining Average Life of such Loan, as reported in The Wall Street Journal or similar publication on the fifth Business Day preceding the date such Loan is prepaid converted to a twelve-month "equivalent yield" plus twenty-five basis points (0.25%). The
                                ----
terms "Converted Treasury Yield" and a twelve-month "equivalent yield" are annualized rates that reflect the frequency of the interest payments made during a calendar year.

     Credit Enhancement Policy means the policy issued by the Credit Enhancer
     -------------------------
that guarantees Insured Payments on the Class A Notes.

     Credit Enhancer shall mean Capital Markets Assurance Corporation, a New
     ---------------
York-domiciled monoline stock insurance company.

     Credit Enhancement Premium shall mean with respect to any Payment Date an
     --------------------------
amount equal to the product of (i) the Insurance Premium Rate and (ii) the Aggregate Outstanding Principal Amount of the Class A Notes for such Payment Date prior to giving effect to any principal paid on the Class A Notes on such Payment Date, rounded to the nearest dollar.

     Credit Enhancement Reimbursement Amount shall mean an amount equal to all
     ---------------------------------------
unreimbursed payments made by the Credit Enhancer under the Credit Enhancement Policy with respect to the Class A Notes plus interest thereon from the time of the disbursements at the applicable Class A Note Rate.

     Custodial Agreement shall mean the Master Custody Agreement dated March 14,
     -------------------
1997 between Bankers Trust Company, as Note Custodian, and Orinda Management Company, as Depositor, as the same may be amended or supplemented from time to time.

     Custodian shall mean Bankers Trust Company and any successor thereto as a
     ---------
custodian under the Servicing Agreement.

     Custody Receipt Available Funds shall mean for each Payment Date the amount
     -------------------------------
paid on the Class A Notes on such Payment Date.

     Custody Receipt Balance shall mean with respect to the Class A Custody
     -----------------------
Receipts and any Payment Date, the Aggregate Outstanding Principal Amount of the Class A Notes immediately prior to such Payment Date.

     Custody Receipt Rate shall mean either the Class A Custody Receipt Interest
     --------------------
Rate or the Class A-IO Custody Receipt Interest Rate, as the case may be.

     Custody Receipt Registrar shall mean Bankers Trust Company and any
     -------------------------
successor thereto under the Custodial Agreement.

     Custody Receipts shall mean the Class A Custody Receipts and the Class A-IO
     ----------------
Custody Receipts.

     Cut Off Date shall mean March 1, 1997, or if such date is not a Business
     ------------
Day, the next succeeding Business Day.

     Default shall mean any occurrence which is, or with notice or the lapse of
     -------
time or both would become, an Event of Default or, with respect to the Custodial Agreement only, any "Default" as defined in the Custodial Agreement.

     Default Rate shall mean with respect to a Loan the meaning assigned thereto
     ------------
in the related Loan Documents.

     Defaulted Loan shall mean a Loan which is a Delinquent Loan for which a
     --------------
Scheduled Payment is overdue (without taking into account any extension of the due date for any such Scheduled Payment) for more than the greater of (x) 120 consecutive days or (y) such period of consecutive days which may be consented to in writing with notice to the Rating Agencies by either (i) the Credit Enhancer, so long as the Credit Enhancer is not in default under the Credit Enhancement Policy, or (ii) in all other cases, the Indenture Trustee, and which consent, in any case, shall not be unreasonably withheld or delayed.

     Delinquency Condition shall be deemed to exist with respect to any Payment
     ---------------------
Date if on the Accounting Date for such Payment Date, the Aggregate Outstanding Principal Amount of all Delinquent Loans and Defaulted Loans exceeds 5% of the Aggregate Outstanding Principal Amount of all Loans.

     Delinquent Loan shall mean a Loan (a) as to which a Scheduled Payment was
     ---------------
not received as of the date on which such payment was due and payable, including any applicable grace period, and (b) which is not a Defaulted Loan.

     Depositor shall mean Orinda Management Company.
     ---------

     Determination Date, as used in the definitions of the terms Prepayment
     ------------------
Amount and Remaining Payments, shall mean the date Remaining Payments are to be prepaid (in the case of a prepaid Loan) or accelerated (in the case of a Defaulted Loan).

     Due Period shall mean with respect to a Payment Date, the period from and
     ----------
including the second day of the calendar month preceding the month in which such Payment Date occurs through and including the first day of the calendar month in which such Payment Date occurs.

     Duff & Phelps shall mean Duff & Phelps Credit Rating Co.
     -------------

     Early Payment shall mean with respect to a Loan and any Payment Date, any
     -------------
Scheduled Payment in respect of such Loan which is due for any Due Period subsequent to the Due Period relating to such Payment Date. An Early Payment shall not be deemed a prepayment of any Loan.

     Eligible Institution shall mean (a) a depository institution acceptable to
     --------------------
the Credit Enhancer organized under the laws of the United States of America or any one of the States thereof, the deposits of which depository institution are insured, to the full extent permitted by applicable law, by the FDIC, which is subject to supervision and examination by federal or state authorities and whose long-term unsecured debt obligations are rated at least "A" by Standard & Poor's and Duff & Phelps and "A2" by Moody's, or if not rated by Duff & Phelps, rated at least "A" by Standard & Poor's and "A2" by Moody's at the time of any deposit therein, or (b) a federal or state chartered depository institution whose long-term unsecured debt obligations are rated at least "A" by Standard & Poor's and Duff & Phelps and "A2" by Moody's, or if not rated by Duff & Phelps, rated at least "A" by Standard & Poor's and "A2" by Moody's subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b).

     Eligible Investments at any time means any of the following:
     --------------------

          (i)  Government Obligations; or

          (ii) commercial paper having (a) an original maturity of less than 270 days and (b) a rating in the highest rating category of Duff & Phelps, Moody's and S&P at the time of such investment, and if not rated by Duff & Phelps, a rating in the highest rating category of Moody's and S&P at the time of such investment; or

          (iii) certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the

     Indenture Trustee or any agent of the Indenture Trustee acting in their commercial capacity so long as they are an Eligible Institution) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment such depository institution or trust company has a long-term unsecured debt rating in the highest rating category of Duff & Phelps, Moody's and S&P, and if not rated by Duff & Phelps, a rating in the highest rating category of Moody's and S&P, and provided that each such investment has an original maturity of less than 365 days, and any other demand or time deposit or certificate of deposit which is fully insured by the FDIC and rated at least "P-1" by Moody's; or

          (iv) repurchase obligations with respect to (A) any security described in clause (i) collateralized at 105% of the principal amount of such repurchase obligations or (B) any other security issued or guaranteed as to timely payment by an agency or instrumentality of the United States of America, collateralized at 105% of the principal amount of such repurchase obligations in either case entered into with a depository institution or trust company (including the Indenture Trustee), acting as principal, whose obligations having the same maturity as that of the repurchase agreement would be Eligible Investments under clause (iii) above (provided that the counter party is rated at least "P-1" by Moody's, "A-1+" by Standard & Poor's and D-1 by Duff & Phelps; or, if not rated by Duff & Phelps, "P-1" by Moody's and "A-1+" by Standard & Poor's); or

          (v) a guaranteed investment contract issued by any insurance company or other corporation having a long-term unsecured debt rating in the highest rating category of S&P, Duff & Phelps and Moody's or, if not rated by Duff & Phelps, in the highest rating category of S&P and Moody's at the time of such investment and approved in writing by the Credit Enhancer; or

          (vi) money market mutual funds having ratings in the highest rating category of S&P, Duff & Phelps and Moody's or, if not rated by Duff & Phelps, in the highest rating category of S&P and Moody's; or

          (vii) investments approved in writing by the Credit Enhancer and the Majority-in-Interest and acceptable to the Rating Agencies.

     Environmental Laws shall mean any federal, state or local statute, code,
     ------------------
ordinance, rule, regulation, permit, consent, approval, license, judgment, order, writ, judicial decision, common law rule, decree, agency interpretation, injunction or other authorization or requirement whenever promulgated, issued, or modified, including the requirement to register underground storage tanks, relating to:
(i) emissions, discharges, spills, releases or threatened releases of pollutants, contaminants, Hazardous Substances, materials containing Hazardous Substances, or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately owned treatment works, drains, sewer systems, wetlands, septic systems or onto land; (ii) the use, treatment, storage, disposal, handling, manufacturing, transportation, or shipment of Hazardous Substances, materials containing Hazardous Substances or hazardous and/or toxic wastes, materials, products or by-products (or of equipment or apparatus containing Hazardous Substances) as defined in or regulated under the following statutes and their implementing regulations: the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801 et seq., the Resource
                                                           -- ---
Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., the Comprehensive
                                                  -- ---
Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. (S) 9601 et seq., and/or
                                                                 -- ---
the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq. each as amended
                                                     -- ---
from time to time; or (iii) otherwise relating to environmental pollution or the protection of human health and the environment.

     Event of Default shall have the meaning specified in Section 7.1 of the
     ----------------
Indenture.

     Expected Maturity of the Class A Notes shall mean August, 15, 2009.
     --------------------------------------

     FDIC shall mean The Federal Deposit Insurance Corporation, or any successor
     ----
thereto.

     Final Maturity Date shall mean February 15, 2013, which is the final
     -------------------
Payment Date on the Notes and Custody Receipts.

     Fiscal Year shall mean the calendar year from each January 1 (or in the
     -----------
case of 1997, from March 1) to the following December 31.

     Franchisee Loan Agreement shall mean the loan agreement between a Borrower
     -------------------------
and an Originator relating to a Loan.

     Franchisor shall mean any franchisor of a System.
     ----------

     Franchisor Intercreditor Agreement shall mean, with respect to each
     ----------------------------------
Franchisee Loan Agreement, a related intercreditor or similar agreement among a Franchisor, the Seller and the Borrower, if any, as such agreement may be amended, supplemented or otherwise modified from time to time.

     Franchisor Subordination of Lessor's Lien means, with respect to each Loan,
     -----------------------------------------
the related subordination of lessor's lien or similar agreement between a Franchisor and the Seller, if any, as such agreement may be amended, supplemented or otherwise modified from time to time.

     Government Obligations shall mean (i) non-callable direct obligations of,
     ----------------------
or non-callable obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America or
(ii) an investment in a no-load money market fund rated AAAm-G by Standard & Poor's, Aaa by Moody's and AAA by Duff & Phelps (or, if not rated by Duff & Phelps, AAAm-G by Standard & Poor's and Aaa by Moody's), the assets of which are invested solely in obligations described in clause (i) of this definition.

     Grant shall have the meaning specified in the Granting Clauses of the
     -----
Indenture.

     Guaranty, with respect to a Loan, shall mean the guaranty (including a
     --------
secured guaranty) contained in the Loan Documents of certain Borrowers relating to each such Borrower's Loan from an Affiliate of the Borrower of the Borrower's obligations under such Loan.

     Hazardous Substances shall mean (a) hazardous materials, hazardous wastes,
     --------------------
and hazardous substances as those terms are defined under the following statutes and their implementing regulations as they may be amended from time to time: the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1791 et seq., the Resource
                                                           -- ---
Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., the Comprehensive
                                                  -- ---
Environmental Response, Compensation and Liability Act, as amended by the Super-fund Amendments and Reauthorization Act, 42 U.S.C. (S) 9601 et seq., the Clean
                                                            -- ---
Water Act, 33 U.S.C. (S) 1251 et seq., (b) petroleum and petroleum products
                              -- ----
including crude oil and any fractions thereof, (c) natural gas, synthetic gas, and any mixtures thereof, (d) asbestos and/or any material which contains any hydrated mineral silicate, including, without limitation, chrysotile, amosite, crocidolite, tremolite, anthophylite and/or actinolite, whether friable or nonfriable, (e) PCBs, or PCB-containing materials or fluids, (f) radon, (g) any other hazardous radioactive, toxic or noxious substance, material, pollutant, or solid, liquid or gaseous waste, and (h) any substance with respect to which a federal, state or local agency requires environmental investigation, monitoring or remediation.

     Highest Lawful Rate shall have the meaning specified in Section 11.14 of
     -------------------
the Indenture.

     Holdback Amount shall mean an amount initially equal to the excess of (i)
     ---------------
the Aggregate Outstanding Principal Amount of the

Loans as of the Cut Off Date over (ii) the sum of (A) the Aggregate Outstanding Principal Amount of the Class A Notes as of the Closing Date, (B) the Aggregate Outstanding Principal Amount of the Class B Notes as of the Closing Date, and
(C) the Aggregate Outstanding Principal Amount of the Class C Notes as of the Closing Date. Such amount will be reduced through payments made pursuant to
Section 5.2(c) of the Indenture and Net Losses allocated to the Holdback Amount.

     Holder shall mean a Noteholder.
     ------

     Indenture shall mean the Indenture of Trust, dated March 14, 1997 between
     ---------
the Issuer and the Indenture Trustee, as the same may be amended or supplemented from time to time.

     Indenture Trustee shall mean First Bank National Association, a national
     -----------------
banking association, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of the Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

     Independent shall mean, when used with respect to any specified Person,
     -----------
such Person who (a) is not an Affiliate of or controlled by and is in fact independent of each of the Seller, the Servicer, the Note Custodian, the Servicing Advisor, the Issuer and any Borrower with respect to any Loan, (b) does not have any direct financial interest or any material indirect financial interest in the Seller, the Servicer, the Note Custodian, the Servicing Advisor, the Issuer, any Borrower with respect to any Loan, or an Affiliate thereof, and
(c) is not connected with the Seller, the Servicer, the Note Custodian, the Servicing Advisor, the Issuer or any Borrower with respect to any of the Loans as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     Independent Accountant shall mean the firm of independent accountants
     ----------------------
appointed by the Issuer pursuant to Section 3.2 of the Servicing Agreement.

     Individual Note shall mean a Note of an original principal amount equal to
     ---------------
the minimum denomination for Notes as specified in the Indenture; a Note of an original principal amount in excess of such minimum denomination shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such original principal amount by such minimum denomination.

     Ineligible Loan shall have the meaning accorded to such term in the Loan
     ---------------
Sale and Purchase Agreement.

     Initial Aggregate Class A-IO Custody Receipt Notional Amount shall mean
     ------------------------------------------------------------
$35,931,000.

     Initial Aggregate Principal Amount shall mean (i) with respect to all
     ----------------------------------
Notes, $92,411,000, (ii) with respect to the Class A-1 Notes, $48,698,000, (iii) with respect to the Class A-2 Notes, $35,931,000, (iii) $3,891,000 with respect to the Class B Notes, (iv) $3,891,000 with respect to the Class C Notes, and (v) with respect to the Loans, $97,276,237.82.

     Initial Custody Receipt Balance shall mean $84,443,000.
     -------------------------------

     Initial Principal Amount shall mean, with respect to any Note, the initial
     ------------------------
principal amount of such Note on the Closing Date as indicated thereon.

     Insurance Agreement shall mean the Insurance Agreement dated March 14, 1997
     -------------------
among the Issuer, the Seller and the Credit Enhancer, as it may be amended from time to time.

     Insurance Policy or Insurance Policies shall mean any insurance policy or
     --------------------------------------
policies maintained by a Borrower in accordance with the requirements of its Loan Documents or by the Servicer pursuant to the Servicing Agreement with respect to any Loan.

     Insurance Premium Rate shall mean the percentage set forth in the Insurance
     ----------------------
Agreement.

     Insurance Proceeds shall mean any amounts received upon settlement of a
     ------------------
claim filed under an Insurance Policy (including proceeds of title insurance), net of direct fees, costs (exclusive of overhead) and disbursements incurred in connection with the collection thereof or the restoration or replacement of such Borrower's collateral as contemplated by the Loan Documents.

     Insured Payment shall have the meaning provided in the Credit Enhancement
     ---------------
Policy.

     Intercreditor Agreement means, with respect to each Loan, a related
     -----------------------
intercreditor or similar agreement among a Franchisor, the Seller and the Borrower, if any, as such agreement may be amended, supplemented or otherwise modified from time to time.

     Interest Payment shall mean with respect to a Payment Date and a Loan, any
     ----------------
payment of interest due from the Borrower in respect of such Loan in the related Due Period.

     Issuer shall mean Atherton Franchisee Loan Funding 1997-A LLC, a special
     ------
purpose limited liability company organized under the laws of the State of Delaware, and its successors and assigns.

     Late Payment Charges shall mean with respect to a Payment Date and a Loan,
     --------------------
all Late Payment Charges (as described in the

Promissory Note) due for such Loan in respect of the related Due Period.

     Leasehold Mortgage shall mean the leasehold mortgage (or collateral
     ------------------
assignment of lease) with respect to any lease, if any, securing the obligations of the Borrower under its Promissory Note, as such leasehold mortgage (or assignment of lease) may be amended, modified or renewed from time to time.

     Limited Liability Company Agreement shall mean the limited liability
     -----------------------------------
company agreement dated March 14, 1997 between Orinda Management Company and Atherton.

     Liquidated Loan shall mean with respect to any Defaulted Loan the earlier
     ---------------
of (i) the date the Servicer reasonably determines that it has collected all amounts it reasonably expects to collect with respect to such Defaulted Loans and (ii) the date such Defaulted Loan has been delinquent for a period of 20 months.

     Liquidation Date shall mean, with respect to a Defaulted Loan, the date on
     ----------------
which such Defaulted Loan is determined to be a Liquidated Loan.

     List of Loans shall mean the schedule, attached to the Indenture as
     -------------
Schedule I, respectively, together listing all of the Loans constituting a part of the Trust Estate under the Indenture, which schedule shall set forth or include for each Loan listed thereon (i) the name of the Borrower under such Loan, (ii) the original Principal Amount (as defined in the Promissory Note) of the Promissory Note evidencing such Loan, (iii) the original and the remaining term to the maturity date of such Loan, (iv) the amortization term of such Loan,
(v) the interest rate and (vi) a list of certain Loan Documents for such Loan identifying, to the extent applicable, the Loan Documents required to be included in the Loan File.

     Loan shall mean each loan made by the Originator to franchisees of one or
     ----
more of the Systems, which Loan (i) is evidenced by a Promissory Note owned by the Issuer listed on the List of Loans and Granted and delivered to the Indenture Trustee under the Indenture as security for the Notes, and (ii) is not a Liquidated Loan.

     Loan Balance shall mean as of any date and Loan the unpaid principal
     ------------
balance thereof.

     Loan Collateral shall mean with respect to a Loan, the related Security
     ---------------
Agreement, the Leasehold Mortgage or the Mortgage, if any, the Guaranty, if any, and any other Loan Documents.

     Loan Documents shall mean with respect to a Loan, those instruments,
     --------------
agreements, guaranty documents, certificates or other writings, now or hereafter executed and delivered by the Borrower in respect of such Loan, including, without limitation, those which are required to be included in the Loan File therefor, as the same may be modified, amended, consolidated, continued or extended from time to time.

     Loan File shall mean the following instruments and documents in connection
     ---------
with each Loan:

          (i) the executed original of the Promissory Note endorsed "Pay to the order of ____________, without recourse," with all intervening endorsements, if any, showing a complete chain of title from the originator to the party endorsing such Promissory Note, plus amendments thereto;

          (ii) an executed original of the Franchise Loan Agreement;

          (iii) an executed original Security Agreement;

          (iv) the original Mortgage, if applicable, with evidence of recording thereon, or a duplicate original Mortgage, if applicable, together with escrow instructions requiring such Mortgage to be dispatched to the appropriate public recording office for recordation;

          (v) an executed original recorded Leasehold Mortgage, if applicable, in appropriate form for recording (with the possible exception of the obtaining of a landlord signature) or with evidence of recording thereon;

          (vi) an executed original Guaranty, if applicable;

          (vii) the UCC-1 Financing Statement, with evidence of filing thereon, or a copy of the original UCC-1 Financing Statement, together with escrow instructions requiring such UCC-1 Financing Statement to be dispatched to the appropriate public filing office;

          (viii) one or more UCC-2 or UCC-3 Assignments in form and substance acceptable for filing;

          (ix) an executed original of each landlord, mortgagee or prior lien or estoppel, if applicable;

          (x) an executed original of a Franchisor Intercreditor Agreement, if applicable;

          (xi) an executed original of a Franchisor Subordination of Lessor's Lien, if applicable;

          (xii) the original title insurance policy, if applicable;

          (xiii) applicable certificate(s) of insurance;

          (xiv) the environmental indemnity, if applicable;

          (xv) an assignment of Mortgage, if applicable;

          (xvi) a general assignment of the Loan File from the Seller (the "Loan
                                                                            ----
     Assignment"), assigning, without recourse, all of the grantor's right,
     ----------
     title and interest in each Loan, including but not limited to, the Franchisee Loan Agreement, the Promissory Note, the Security Agreement, the Mortgage, the Leasehold Mortgage, the Franchisor Intercreditor Agreement, the Franchisor Subordination of Lessor's Lien, the origination escrow agreement and the Guaranty, as applicable; and

          (xvii) any other credit or security document necessary for the documentation and enforcement of such Loan.

     Loan Payments shall mean with respect to a Payment Date and a Loan, the sum
     -------------
of all Principal Payments, Interest Payments, Loan Yield Maintenance Amounts, if any, Late Payment Charges, if any, and any other amounts received from the Borrower in respect of such Loan for the related Due Period.

     Loan Prepayment Principal Amount shall mean with respect to any Loan any
     --------------------------------
unscheduled principal amount received in respect of a Loan and with respect to which a Loan Yield Maintenance Amount is due.

     Loan Rate shall mean, with respect to each Loan, the rate of interest borne
     ---------
thereby as set forth on the List of Loans.

     Loan Reduction Amount shall mean with respect to any Payment Date and Loan
     ---------------------
the sum of (i) the related scheduled Principal Payments for such Payment Date;
(ii) the related Loan Prepayment Principal Amount received during the related Due Period, or (iii) the related Net Loss incurred during the related Due Period.

     Loan Sale and Purchase Agreement shall mean the Loan Sale and Purchase
     --------------------------------
Agreement, dated March 14, 1997 between the Managing Member, as seller, and the Issuer, as purchaser, with respect to the Loans as the same may be amended or supplemented from time to time.

     Loan Sale and Purchase Agreements shall mean the Atherton Loan Sale and
     ---------------------------------
Purchase Agreement and the Loan Sale and Purchase Agreement.

     Loan Submission Summary shall mean any loan submission summary in
     -----------------------
substantially the form set forth in Schedule 1 of the Servicing Agreement.

     Loan Yield Maintenance Amount shall mean the greater of the following two
     -----------------------------
amounts: (a) one percent (1%) of the then outstanding Loan balance; and (b) an amount determined by: (i) calculating the sum of the present values of all unpaid principal and interest payments required under the loan documents by discounting such payments from their scheduled payment dates back to the date prepayment will be made, utilizing a discount rate equal to the Converted Treasury Yield divided by the frequency of the interest payments made during a calendar year, and (ii) subtracting from such sum the outstanding principal balance as of the date prepayment will be made.

     Majority-in-Interest shall mean Holders of Notes representing in excess of
     --------------------
fifty percent (50%) of the Percentage Interests of the Notes.

     Majority of Affected Securityholders shall mean, with respect to a proposed
     ------------------------------------
action in respect of the Notes, a Majority-in-Interest of each class of Notes affected by such proposed action.

     Managing Member shall mean Orinda Management Company.
     ---------------

     Maturity shall mean, with respect to any Note, the date on which the unpaid
     --------
principal of such Note becomes due and payable as therein or in the Indenture provided, whether at its stated maturity or otherwise.

     Maturity Date shall mean, with respect to any Loan, its stated maturity
     -------------
date.

     Members shall mean the Owners of any Membership Interests.
     -------

     Membership Interest shall mean the membership interests issued by Atherton
     -------------------
Franchisee Loan Funding 1997-A LLC pursuant to the Limited Liability Company Agreement.

     Moody's shall mean Moody's Investors Service, Inc.
     -------

     Mortgage shall mean any mortgage or deed of trust or deed to secure a Loan
     --------
entered into by a Borrower (but not including Leasehold Mortgages) creating a lien on and a security interest in the Mortgaged Property securing the obligations of the Borrower under the related Promissory Note, together with any other security instruments and any related UCC financing and continuation statements delivered by the Borrower, including, in all events, the property and rights assigned under all such instruments, together with all amendments, substitutions and replacements of any of the foregoing.

     Mortgage Assignment shall mean with respect to each Mortgage, one or more
     -------------------
executed original assignments in recordable form evidencing the assignment of the related Mortgage from the Seller to the Managing Member, from the Managing Member to the Issuer and from the Issuer to the Indenture Trustee for the benefit of the Noteholders.

     Mortgaged Property shall mean, collectively, all fee simple (or ground
     ------------------
lessee) interests of the mortgagor in any real property, including the improvements thereon, subject to the lien of a Mortgage which secures a Loan.

     Net Loss shall mean, with respect to a Liquidated Loan, the amount equal to
     --------
(i) the Remaining Principal Payments with respect of such Loan on the Business Day immediately prior to the Liquidation Date for such Liquidated Loan, less
(ii) all principal received in liquidation of such Loan, net of the reasonable liquidation expenses of the Servicer.

     Net Loss Condition shall be deemed to exist with respect to any Payment
     ------------------
Date on the Accounting Date for such Payment Date, the Aggregate Outstanding Principal Amount of all Defaulted Loans with respect to which Net Losses have occurred exceeds 1% of the Initial Aggregate Principal Amount of all Loans.

     Net Rate shall mean with respect to any Accrual Period and Loan, a per
     --------
annum rate equal to (i) the Loan Rate, (ii) less the sum of (A) the Servicing Fee Rate and (B) the Trustee Fee Rate.

     1933 Act shall mean the Securities Act of 1933, as amended, and the
     --------
applicable published rules and regulations thereunder.

     1940 Act shall mean the Investment Company Act of 1940, as amended, and the
     --------
applicable published rules and regulations thereunder.

     Note or Notes shall mean any note or notes, as the case may be, issued
     ----    -----
pursuant to the Indenture.

     Note Custodian shall mean Bankers Trust Company and any successor thereto
     --------------
as a note custodian under the Custodial Agreement.

     Note Obligations shall mean any and all liabilities and obligations under
     ----------------
or in connection with the Notes, including, without limitation, any and all liabilities and obligations for payment of principal, interest and Yield Maintenance Amount, if any, under the Notes.

     Note Rate shall mean, as determined by the Indenture Trustee, (i) with
     ---------
respect to the Class A-1 Notes, the Class A-1 Note Rate, (ii) with respect to the Class A-2 Notes, the Class A-2 Note Rate, (iii) with respect to the Class B Notes, the Class B

Note Rate, and (iv) with respect to the Class C Notes, the Class C Note Rate.

     Note Register and Note Registrar shall have the respective meanings
     -------------     --------------
specified in Section 2.6 of the Indenture.

     Noteholder shall mean the registered owner of a Note as evidenced by the
     ----------
Note Register. Notwithstanding any other provision hereof, the Credit Enhancer shall be considered the Holder of the Class A Notes for which it has paid all principal and interest thereon and the Indenture Trustee shall note the Credit Enhancer's interest in the Class A Notes with respect to interest payments made therein in its books and shall note the Credit Enhancer's ownership interest in the Class A Notes as to which the Credit Enhancer has paid all principal and interest thereon.

     Officer's Certificate shall mean, unless otherwise specified, a certificate
     ---------------------
signed by any Authorized Officer of the party delivering such certificate, delivered to the Indenture Trustee and complying with the applicable requirements of Section 11.1 of the Indenture.

     Opinion of Counsel shall mean one or more written opinions of counsel who
     ------------------
may, except as otherwise expressly provided in the Indenture, be counsel for the Issuer or its Affiliates.

     Origination Escrow shall mean any amount held back and deposited in an
     ------------------
escrow account at the origination of the related loan from the loan proceeds pursuant to the related Loan Documents, the amount and terms of which shall be provided in writing by the Seller to the Servicer.

     Originator shall mean The Atherton Group Incorporated or Atherton Capital
     ----------
Partners, L.P.

     Outstanding shall mean, as of the date of determination, all Notes
     -----------
theretofore authenticated and delivered under the Indenture except:

          (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes for the payment of which money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holder of such Notes;

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered under the Indenture; and

          (iv) Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Notes have been issued as provided for in Section 2.8 of the Indenture;

provided, however, that in determining whether the Holders of Notes having the
--------  -------
requisite aggregate Percentage Interest have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, Notes owned by the Issuer or any Affiliate of the Issuer shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor; and provided further that Notes which have been paid with the proceeds of the Credit Enhancement Policy shall continue to remain Outstanding for purposes of the Indenture until the Credit Enhancer has been paid the Credit Enhancement Reimbursement Amount with respect to such Notes and the Credit Enhancer shall be deemed to be the Holder thereof to the extent of any principal payments made thereon.

     Outstanding Notional Amount shall mean as of any date of determination with
     ---------------------------
respect to any Class A-IO Custody Receipt, the Initial Notional Amount thereof less any reductions of the notional amount thereof prior to such date of determination.

     Outstanding Principal Amount shall mean as of any date of determination
     ----------------------------
with respect to any Note, the Initial Principal Amount thereof less any payment of principal on such Note prior to such date of determination.

     Owner means the registered owner of a Custody Receipt.
     -----

     Paying Agent shall mean Bankers Trust Company or any successor thereto as
     ------------
Paying Agent with respect to the Notes pursuant to the Indenture.

     Payment Date shall mean the fifteenth day of each month in each year, or if
     ------------
such day is not a Business Day, the next succeeding Business Day, commencing April 15, 1997.

     Percentage Interest shall mean (i) with respect to each Note a fraction,
     -------------------
expressed as a percentage, the numerator of which is the Initial Principal Amount of such Note and the denominator of which is the Initial Aggregate Principal Amount of all Notes, (ii) with respect to a class of Notes, a fraction, expressed as a percentage, the numerator of which is the Initial Principal

Amount of such Note, and the denominator of which is the Initial Aggregate Principal Amount of all Notes of the same class, (iii) with respect to a Class A Custody Receipt or a Class A-IO Custody Receipt, the percentage set forth on the face thereof and (iv) with respect to the Notes of a class, a fraction, expressed as a percentage, the numerator of which is the Initial Principal Amount of such Notes and the denominator of which is the Initial Aggregate Principal Amount of all Notes.

     Periodic Filings shall mean any filings or submissions that the Issuer is
     ----------------
required to make with any state or federal regulatory agency or under the Code.

     Permitted Encumbrances shall have the meaning specified in the Security
     ----------------------
Agreement with respect to each Loan.

     Person shall mean any legal person, including any individual, corporation,
     ------
limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Placement Agent Agreement shall mean, with respect to the private placement
     -------------------------
of any series of Securities, that certain Placement Agent Agreement between the Issuer and Lehman Brothers Inc. relating thereto.

     Pre-Cut Off Date Loan Payments shall mean all payments under the Loans
     ------------------------------
(including all payments of principal and interest) due on and prior to the Cut Off Date.

     Prepayment Amount shall mean as of any Determination Date (i) with respect
     -----------------
to a prepaid Loan or a Defaulted Loan, an amount equal to the sum of (1) the Remaining Payments of such Loan or Defaulted Loan together with any other principal payments due on the Loan, (2) accrued interest on such Loan or Defaulted Loan to the date of prepayment not included in clause (i) above, and
(3) an amount equal to the Loan Yield Maintenance Amount, if any, with respect to such prepaid Loan or Defaulted Loan; and (ii) with respect to a Repurchased Loan, an amount equal to the Repurchase Price for such Loan.

     Principal Payment shall mean with respect to a Payment Date and a Loan, any
     -----------------
payment of principal due in respect of such Loan in the related Due Period.

     Proceeding shall mean any suit in equity, action at law or other judicial
     ----------
or administrative proceeding.

     Promissory Note shall mean the note executed by a Borrower as evidence of
     ---------------
the obligation of such Borrower to repay funds borrowed by the Borrower from the Originator, as such note may be amended, extended, modified or renewed from time to time.

     Property shall mean the property where the restaurant relating to a Loan is
     --------
located, which property consists of either a fee or leasehold estate in real property and the related improvements located on such real property, including the restaurant.

     Rating Agencies shall mean S&P, Moody's and Duff & Phelps, and their
     ---------------
successors.

     Record Date shall mean, with respect to a Payment Date, (i) the last day of
     -----------
the immediately preceding calendar month or (ii) with respect to the initial Payment Date, the Closing Date.

     Recoveries shall mean for any Due Period occurring after the date on which
     ----------
any Loan becomes a Defaulted Loan and with respect to such Defaulted Loan, all payments or amounts received on or in respect of such Loan (whether in connection with the disposition of such Loan or any of the related Loan Collateral or otherwise) during such Due Period in respect of amounts then payable pursuant to such Defaulted Loan (including, without limitation, any amounts received by the Servicer or the Indenture Trustee in connection with the management or operation of any REO Property (as defined in the Servicing Agreement)), net of out-of-pocket direct costs (exclusive of overhead) and expenses reasonably incurred (including legal fees and expenses) by the Servicer or the Indenture Trustee in connection with any such payments or amounts and any preservation and disposition of the Loan or related Loan Collateral.

     Reinvestment Yield shall mean, with respect to any Payment Date, the yield
     ------------------
available, or if there is more than one yield available, the average yields, on United States Treasury non-callable bonds (excluding Flower Bonds) and notes having a maturity date closest to (before, on or after) the Expected Maturity Date for the Class A Notes, as reported in The Wall Street Journal or similar publication on the last Business Day of the Due Period converted to a twelve-month "equivalent yield" plus 50 basis points (0.50%).
                         ----

     Remaining Average Life shall mean, with respect to a Loan on any date, the
     ----------------------
number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) the sum of the products obtained by multiplying (i) each remaining principal payment (but not interest thereon) by (ii) the number of years (calculated to the nearest one-twelfth year) which will elapse between the date of determination and the scheduled due date of such remaining principal payment by (b) the outstanding principal balance of the Loan.

     Remaining Payments shall mean with respect to any Loan or Defaulted Loan,
     ------------------
all Scheduled Payments with respect to such Loan or Defaulted Loan that would be or become due on or after the

Determination Date for such Loan or Defaulted Loan if no Principal Payment were made prior to its scheduled due date.

     REO Property shall mean any mortgaged property or other loan collateral
     ------------
acquired by the Servicer in foreclosure, by deed in lieu of foreclosure or otherwise.

     Repurchase Price shall mean an amount equal to the then Aggregate
     ----------------
Outstanding Principal Amount of such Loan plus any unpaid interest thereon that has accrued at the Loan Rate to the date of repurchase.

     Repurchased Loan shall mean any Loan repurchased by the Seller or the
     ----------------
Managing Member pursuant to the Loan Sale and Purchase Agreements.

     Restricting Event shall mean, as of any Payment Date, the existence of (i)
     -----------------
a Delinquency Condition or (ii) a Net Loss Condition as reported in the Servicer's Certificate for such Payment Date.

     Rule 144A shall mean 17 CFR 230.144A, or any comparable successor rule or
     ---------
regulation under the 1933 Act.

     Scheduled Payment shall mean with respect to a Payment Date and a Loan, the
     -----------------
sum of the scheduled Principal Payments and Interest Payments (as such terms are defined in the Loan Documents with respect to such Loan), if any, due from the Borrower in respect of such Loan in the related Due Period in accordance with the terms of the related Promissory Note and the amortization schedule then applicable thereto; provided that with respect to any Loan that becomes a Liquidated Loan during the related Due Period the scheduled Principal Payment shall mean the sum of the Remaining Principal Payments with respect to such Loan.

     Scheduled Principal Amount shall mean, with respect to any Payment Date,
     --------------------------
the aggregate of the Loan Reduction Amounts relating to such Payment Date.

     Secured Party with respect to any Loan shall have the meaning accorded to
     -------------
such term in the Loan Documents for such Loan.

     Securities shall mean the Notes and the Custody Receipts.
     ----------

     Securities Purchase Agreements shall mean the Securities Purchase
     ------------------------------
Agreements, among the Issuer or the Depositor, as applicable, and the Securities Purchaser and relating to the purchases of Securities on the Closing Date.

     Securities Purchaser shall mean any of the purchasers of the Securities
     --------------------
pursuant to a Securities Purchase Agreement.

     Security Agreement shall mean with respect to a Loan, the Security
     ------------------
Agreement included in the Loan Documents in respect of such Loan providing for the grant of a security interest in the restaurant equipment and other personal property relating to the restaurant business in one of the Systems to secure such Loan.

     Securityholder shall mean a Holder of a Security or of a Custody Receipt.
     --------------

     Seller shall mean Atherton Capital Incorporated, in its capacity as seller
     ------
under the Loan Sale and Purchase Agreement.

     Servicer shall mean Bankers Trust Company, a New York banking corporation,
     --------
in its capacity as servicer under the Servicing Agreement, together with its subservicers, successors and assigns as permitted thereunder.

     Servicer Recommendation shall mean a recommendation with respect to a Loan
     -----------------------
as to which a default has occurred prepared by the Servicing Advisor pursuant to the Servicing Agreement.

     Servicer Report Date shall mean with respect to a Payment Date the third
     --------------------
Business Day preceding such Payment Date.

     Servicer's Certificate shall mean a certificate to be provided by the
     ----------------------
Servicer in accordance with the Servicing Agreement and signed by an Authorized Officer of the Servicer and furnished to the Issuer, the Credit Enhancer and the Indenture Trustee by the Servicer.

     Servicing Advisor shall mean Atherton.
     -----------------

     Servicing Advisor Fee shall mean with respect to any Payment Date the
     ---------------------
Servicing Advisor Fee Rate multiplied by the Aggregate Outstanding Principal Amount of the Loans on the first day of the related Due Period.

     Servicing Advisor Fee Rate shall mean ***/1/ per annum.
     --------------------------

     Servicing Agreement shall mean the Servicing and Custodial Agreement dated
     -------------------
March 14, 1997, by and among the Issuer, the Indenture Trustee, the Servicer and the Servicing Advisor.

     Servicing Fee shall mean with respect to any Payment Date an amount equal
     -------------
to the sum of (i) one-twelfth of the product of (x) the Servicing Fee Rate and
(y) the Aggregate Outstanding Principal Amount of the Loans for such Payment Date, plus (ii)

---------------------

     /1/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

Late Payment Charges, if any, received during the related Due Period with respect to Loans.

     Servicing Fee Rate shall mean ***/2/ per annum.
     ------------------

     S&P shall mean Standard & Poor's Ratings Services, a division of The
     ---
McGraw-Hill Companies, Inc.

     State shall mean any one of the states of the United States of America, or
     -----
the District of Columbia.

     Stated Payment Amount shall, with respect to any Loan, have the meaning
     ---------------------
accorded to such term in the Promissory Note included in the Loan Documents for such Loan.

     Subordination Deficit shall mean, as of any Payment Date, the excess, if
     ---------------------
any, of (i) the Aggregate Outstanding Amount of the Class A Notes over (ii) the Aggregate Outstanding Principal Amount of the Loans.

     Super-Majority-in-Interest shall mean Holders of Notes representing in
     --------------------------
excess of sixty-six and two-thirds percent (66-2/3%) of the Percentage Interests of the Notes.

     Systems shall mean one or more of the following concepts: ***.
     -------

     Title Insurance Policy shall mean with respect to a particular Mortgaged
     ----------------------
Property, an ALTA (extended coverage) Loan Title Insurance Policy or Policies or other title insurance (including all riders or endorsements thereto) and insuring the Seller that the Mortgage constitutes a valid first lien on the Mortgaged Property, subject to Permitted Encumbrances.

     Transfer shall have the meaning accorded to such term in Section 3.3 of the
     --------
Indenture.

     Trust Estate shall have the meaning specified in the Granting Clauses of
     ------------
the Indenture.

     Trustee Fee Rate shall mean *** per annum.
     ----------------

     UCC shall mean Uniform Commercial Code.
     ---

     Unit FCR, with respect to any Loan, shall have the meaning set forth for
     --------
"FCR" in the Underwriting Guidelines delivered with the Loan Sale and Purchase Agreement.

-----------------------

     /2/ Certain information has been deleted from this document where denoted by asterisks, and has been filed separately with the Commission. The Company has requested confidential treatment for such omitted information.

     Unpaid Principal Shortfall shall mean as of any Payment Date (i) with
     --------------------------
respect to each class of Custody Receipts and Notes, an amount, to the extent unpaid on any previous Payment Date, equal to the remainder, if any, of (A) the related Scheduled Principal Amount allocable to such class of Custody Receipts or Notes on all preceding Payment Dates less (B) the actual amount of the related Scheduled Principal Amount actually distributed to such class of Notes or Class C Notes on such Payment Dates.

     Weighted Average Net Rate shall mean as to any Payment Date, the average of
     -------------------------
the Net Rates of the Loans weighted on the basis of the Loan Balances as of the first day of the related Due Period.

     Yield Maintenance Amount shall mean either the Class A Custody Receipt
     ------------------------
Yield Maintenance Amount, the Class A-IO Custody Receipt Yield Maintenance Amount, the Class A-1 Yield Maintenance or the Class A-2 Yield Maintenance Amount, as the context requires.